Hartford Life Insurance Company -
Select Dimensions Life
Modified Single Premium
Variable Life Insurance Contracts
P.O. Box 2999
Hartford, CT 06104-2999
Telephone: (800) 231-5453 (Contract Owner)
         (800) 862-4397 (Account Executive)
--------------------------------------------------------------------------------

This Prospectus describes Select Dimensions Life, a modified single premium variable life insurance contract ("Contract" or "Contracts") offered by Hartford Life Insurance Company ("Hartford") to applicants age 90 and under. The Contract lets the Contract Owner pay a single premium, and subject to restrictions, additional premiums.

The Contract is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 18. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS.

Generally, the minimum initial premium Hartford will accept is $10,000. The initial premium will be allocated to the Money Market Portfolio. After the Right to Cancel Period has expired, the amount so allocated will be transferred to the Portfolios specified in the Contract Owner's application. The following underlying investment portfolios ("Portfolios") of the Dean Witter Select Dimensions Investment Series are available under the Contracts: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Deduction Amount"). The Contract may terminate if the cash surrender value is insufficient to cover a Deduction Amount, and after expiration of a specified period, no additional premium payments are made.

The Contracts provide for a Face Amount, which is the minimum death benefit under the Contract. The death benefit ("Death Benefit") may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. However, while the Contract is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, Hartford will pay the death proceeds ("Death Proceeds") to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE PORTFOLIOS WHICH CONTAIN A FULL DESCRIPTION OF THOSE PORTFOLIOS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPLE AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997.

                              1   - PROSPECTUS

Table of Contents
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
                                                                         Page
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   Special Terms                                                           3
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   Summary                                                                 4
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   The Company                                                             6
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   The Separate Account                                                    6
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     General                                                               6
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     Portfolios                                                            7
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     Investment Adviser                                                    8
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   The Contract                                                            9
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     Application for a Contract                                            9
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     Premiums                                                              9
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     Allocation of Premiums                                                9
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     Accumulation Unit Values                                             10
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   Deductions and Charges                                                 10
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     Monthly Deductions                                                   10
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     Annual Maintenance Fee                                               11
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     Taxes Charged Against the Separate Account                           11
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     Charges Against the Portfolios                                       11
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     Contingent Deferred Sales Charge                                     11
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     Premium Tax Charge                                                   11
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   Contract Benefits and Rights                                           12
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     Death Benefit                                                        12
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     Account Value                                                        12
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     Transfer of Account Value                                            12
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     Contract Loans                                                       13
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     Amount Payable on Surrender of the Contract                          13
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     Partial Withdrawals                                                  13
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     Benefits at Maturity                                                 14
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     Lapse and Reinstatement                                              14
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     Cancellation and Exchange Rights                                     14
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     Suspension of Valuation, Payments and Transfers                      14
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   Last Survivor Contracts                                                14
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   Other Matters                                                          14
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     Voting Rights                                                        14
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

                                                                         Page
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     Statements to Contract Owners                                        15
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     Limit on Right to Contest                                            15
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     Misstatement as to Age and Sex                                       15
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     Payment Options                                                      15
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     Beneficiary                                                          16
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     Assignment                                                           16
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     Dividends                                                            16
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   Executive Officers and Directors                                       17
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   Distribution of the Contracts                                          18
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   Safekeeping of the Separate Account's Assets                           18
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   Federal Tax Considerations                                             19
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     General                                                              19
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     Taxation of Hartford and the Separate Account                        19
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     Income Taxation of Contract Benefits                                 19
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     Last Survivor Contracts                                              19
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     Modified Endowment Contracts                                         19
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     Estate and Generation Skipping Taxes                                 20
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     Diversification Requirements                                         20
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     Ownership of the Assets in the Separate Account                      20
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     Life Insurance Purchased for Use in Split Dollar Arrangements        21
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     Federal Income Tax Withholding                                       21
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     Non-Individual Ownership of Contracts                                21
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     Other                                                                21
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     Life Insurance Purchases by Nonresident Aliens and Foreign
      Corporation                                                         21
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   Legal Proceedings                                                      21
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   Legal Matters                                                          21
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   Experts                                                                21
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   Registration Statement                                                 21
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   Appendix A -- Special Information for Contracts Purchased in New
    York                                                                  22
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   Appendix B -- Illustration of Benefits                                 24
 ----------------------------------------------------------------------------

               THE CONTRACTS MAY NOT BE AVAILABLE IN ALL STATES.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

                              2   - PROSPECTUS

Special Terms
      --------------------------------------------------------------------

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Contract.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Contract Year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

CASH SURRENDER VALUE: The Account Value less any contingent deferred sales charge and premium tax charge and all Indebtedness.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY: The yearly anniversary of the Contract Date.

CONTRACT DATE: A date not later than three business days after receipt of the initial premium at Hartford's Home Office.

CONTRACT OWNER: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS: Annual periods computed from the Contract Date.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the Face Amount specified in the Contract or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Contract.

DEATH PROCEEDS: The amount that Hartford will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Contract Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge, and a mortality and expense risk charge.

FACE AMOUNT: On the Contract Date, the initial Face Amount is the amount shown on the Contract's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.

FUND: Dean Witter Select Dimensions Investment Series.

GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to Hartford by the Contract Owner. These monies include all outstanding loans on the Contract, including any interest due or accrued Deduction Amount or annual maintenance fee.

INSURED: The person on whose life the Contract is issued.

LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date.

PORTFOLIOS: Currently, the portfolios of the Dean Witter Select Dimensions Investment Series described on page 7 of this Prospectus.

PREFERRED LOAN: The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract.

SEPARATE ACCOUNT: Separate Account Five, an account established by Hartford to separate the assets funding the Contracts from other assets of Hartford.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Portfolios.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                              3   - PROSPECTUS

Summary
      --------------------------------------------------------------------

THE CONTRACTS

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the cash values among the Portfolios.

The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 14.

THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

Separate Account Five ("Separate Account") funds the variable life insurance Contracts offered by this Prospectus. Hartford established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Contracts currently offer 13 sub-accounts ("Sub-Accounts"), each investing exclusively in a Portfolio. If an initial premium is submitted with an application for a Contract, it will be allocated, within three business days of receipt at Hartford's Home Office, to the Money Market Portfolio. After the expiration of the Right to Cancel Period, the values in the Money Market Portfolio will be allocated to one or more of the Portfolios as specified in the Contract Owner's application. See "The Contract -- Allocation of Premiums," page 9.

Currently, the Portfolios of the Dean Witter Select Dimensions Investment Series available under the Contracts are: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio. Applicants should read the prospectus for the Portfolios accompanying this Prospectus in connection with the purchase of a Contract. The investment objectives of the Portfolios are as set forth in "The Separate Account," page 6.

The following table shows Total Annual Operating Expenses of the Portfolios:

                       ANNUAL FUND OPERATING EXPENSES (1)
                        (as a percentage of net assets)

                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 The Money Market Portfolio......................   0.500%     0.090%     0.590%
 The North American Government Securities
   Portfolio.....................................   0.650%     0.800%     1.450%
 The Diversified Income Portfolio................   0.400%     0.310%     0.710%
 The Balanced Portfolio..........................   0.750%     0.150%     0.900%
 The Utilities Portfolio.........................   0.650%     0.150%     0.800%
 The Dividend Growth Portfolio...................   0.625%     0.045%     0.670%
 The Value-Added Market Portfolio................   0.500%     0.140%     0.640%
 The Core-Equity Portfolio.......................   0.850%     0.370%     1.220%
 The American Value Portfolio....................   0.625%     0.085%     0.710%
 The Mid-Cap Growth Portfolio (2)................   0.750%     0.060%     0.810%
 The Global Equity
   Portfolio.....................................   1.000%     0.250%     1.250%
 The Developing Growth Portfolio.................   0.500%     0.180%     0.680%
 The Emerging Markets Portfolio..................   1.250%     0.770%     2.020%

------------------------
(1) For the period January 1, 1996 through December 31, 1996, or the attainment by the respective Portfolio of $50 million of net assets, whichever occurred first, the Investment Adviser waived the management fee and reimbursed the operating expenses to the extent they exceeded 0.50% of daily net assets of the Portfolio.

(2) The Investment Manager has undertaken to assume all expenses of the Mid-Cap Growth Portfolio and waive the compensation provided for that Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first.

The investment adviser for all the Portfolios is Dean Witter InterCapital Inc. Dean Witter InterCapital Inc. retains a sub-investment adviser with respect to some of the Portfolios. See "The Separate Account," page 6.

                              4   - PROSPECTUS

PREMIUMS

The Contract permits the Contract Owner to pay a large single premium, and subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

DEDUCTIONS AND CHARGES

On the Contract Date and on each Monthly Activity Date, Hartford will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Contract. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge, and a mortality and expense risk charge. The monthly cost of insurance charge is to cover Hartford's anticipated mortality costs. In addition, Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Hartford will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts. Hartford will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Contracts. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Contract may lapse. See "Deductions and Charges -- Monthly Deductions," page 10 and "Contract Benefits and Rights -- Lapse and Reinstatement," page 14.

The following table shows the monthly deductions discussed above:

              MONTHLY DEDUCTION AMOUNT
     (as an annual percentage of Account Value)
Cost of Insurance
 Not to exceed the guaranteed cost of
 insurance charge, see "Deductions and
 Charges -- Monthly Deductions," page 10.
Tax Expense Charge........................      0.40%
Administrative Charge.....................      0.40%
Mortality and Expense Risk Charge.........      0.90%

If the Account Value on a Contract Anniversary is less than $50,000, Hartford will deduct on such date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Contracts. See "Deductions and Charges -- Annual Maintenance Fee," page 11.

Hartford may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges -- Taxes Charged Against the Separate Account," page 11, and "Federal Tax Considerations," page 19.

Applicants should review the prospectus for the Portfolios which accompanies this Prospectus for a description of the charges assessed against the assets of the Portfolios.

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed:

              CONTINGENT DEFERRED
                 SALES CHARGE
              (% of Account Value
 CONTRACT       attributable to
   YEAR         premiums paid)
-----------  ---------------------
         1              7.5%
         2              7.5%
         3              7.5%
         4              6.0%
         5              6.0%
         6              4.0%
         7              4.0%
         8              2.0%
         9              2.0%
       10+              0.0%

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 11.

During the first nine Contract Years, a premium tax charge will be imposed on surrender or partial withdrawals at a maximum of 2.25%. See "Deductions and Charges -- Premium Tax Charge," page 11.

                              5   - PROSPECTUS

For a discussion of the tax consequences of surrender of the Contract or a partial withdrawal, see "Federal Tax Considerations," page 19.

DEATH BENEFIT

The Contracts provide for a Face Amount which is the minimum Death Benefit under the Contract. The Death Benefit may be greater than the Face Amount. At the death of the Insured, Hartford will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract. See "Contract Benefits and Rights -- Death Benefit," page 12.

ACCOUNT VALUE

The Account Value of the Contract will increase or decrease to reflect the investment experience of the Portfolios applicable to the Contract and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Portfolios. See "Contract Benefits and Rights -- Account Value," page 12.

CONTRACT LOANS

A Contract Owner may obtain cash loans from Hartford. Both types of loans are secured by the Contract. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the difference of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount. See "Contract Benefits and Rights -- Contract Loans," page 13.

LAPSE

Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. Hartford will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights -- Contract Loans," page 13, and "Lapse and Reinstatement," page 14.

CANCELLATION AND
EXCHANGE RIGHTS

An applicant has a limited right to return his or her Contract for cancellation. If the applicant returns the Contract, by mail or hand delivery, to Hartford or to the agent who sold the Contract, to be cancelled within ten days after delivery of the Contract to the applicant (in certain cases, this free-look period is longer), Hartford will return to the applicant within seven days thereafter the greater of the premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by Hartford or its agent and (2) any deductions under the Contract or by the Portfolios for taxes, charges or fees.

In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights -- Cancellation and Exchange Rights," page 14.

TAX CONSEQUENCES

The current federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. HOWEVER, LOANS, DISTRIBUTIONS OR OTHER AMOUNTS RECEIVED UNDER A MODIFIED ENDOWMENT CONTRACT ARE TAXED TO THE EXTENT OF ACCUMULATED INCOME IN THE CONTRACT (GENERALLY, THE EXCESS OF ACCOUNT VALUE OVER PREMIUMS PAID) AND MAY BE SUBJECT TO A 10% PENALTY TAX. SEE "FEDERAL TAX CONSIDERATIONS," PAGE 19.

THE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval, on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.

Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

THE SEPARATE ACCOUNT
GENERAL

Separate Account Five ("Separate Account") is a separate account of Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the

                              6   - PROSPECTUS
benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

PORTFOLIOS

The underlying investment for the Contracts are shares of the Dean Witter Select Dimensions Investment Series, an open-end diversified series investment company with multiple portfolios ("Portfolios"). The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Portfolios. A Contract Owner may allocate premiums among the Portfolios. Contract Owners should review the following brief descriptions of the investment objectives of the Portfolios in connection with that allocation. There is no assurance that any of the Portfolios will achieve its stated objectives. Contract Owners are also advised to read the prospectus for the Portfolios accompanying this Prospectus for more detailed information.

MONEY MARKET PORTFOLIO

Seeks high current income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured), and high grade corporate debt obligations maturing in thirteen months or less.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

Seeks to earn a high level of current income while maintaining relatively low volatility of principal, by investing primarily in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments.

DIVERSIFIED INCOME PORTFOLIO

Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective by equally allocating its assets among three separate groupings of fixed-income securities. Up to one-third of the securities in which the Diversified Income Portfolio may invest will include securities rated Baa/BBB or lower. See the special considerations for investments for high yield securities disclosed in the Fund prospectus accompanying this Propsectus.

BALANCED PORTFOLIO

Seeks to achieve high total return through a combination of income and capital appreciation, by investing in a diversified portfolio of common stocks and investment grade fixed-income securities.

UTILITIES PORTFOLIO

Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DIVIDEND GROWTH PORTFOLIO

Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

VALUE-ADDED MARKET PORTFOLIO

Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income, by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

CORE EQUITY PORTFOLIO

Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.

AMERICAN VALUE PORTFOLIO

Seeks long-term capital growth consistent with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

MID-CAP GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).

GLOBAL EQUITY PORTFOLIO

Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies, governments and international organizations.

DEVELOPING GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.

                              7   - PROSPECTUS

EMERGING MARKETS PORTFOLIO

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries. The Emerging Markets Portfolio may invest up to 35% of its total assets in high-risk fixed-income securities that are rated below investment grade or are unrated (commonly referred to as "junk bonds"). See the special considerations for investments in high yield securities disclosed in the Fund prospectus accompanying this Prospectus.

The Fund is organized as a Massachusetts business trust and is an open-end diversified management investment company with multiple portfolios under the Investment Company Act of 1940. Each Portfolio of the Fund is managed for investment purposes as if it were a separate fund issuing a separate class of shares. Shares of the Fund are offered to the Separate Account established by Hartford or one of its affiliated companies specifically to fund the Contracts and certain flexible premium deferred variable annuity contracts issued by Hartford or one of its affiliates, as permitted by the Investment Company Act of 1940.

The Portfolios are managed in styles similar to other investment companies whose shares are generally offered to the public and which are managed by Dean Witter InterCapital Inc., the Investment Manager, or by TCW Funds Management, Inc., the Sub-Adviser to certain of the Portfolios. The portfolios of these other investment companies may, however, employ different investment practices and may invest in securities different from those in which their counterpart Portfolios invest and, consequently, will not have identical portfolios or experience identical investment results.

The Portfolios are available only to serve as the underlying investment for variable annuity and variable life contracts. A full description of the Portfolios, including their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation, is contained in the accompanying Fund prospectus, which should be read in conjunction with this Prospectus before investing, and in the Fund Statement of Additional Information which may be ordered without charge from Dean Witter Select Dimensions Investment Series.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although Hartford and the Fund do not currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Fund's Board of Trustees were to conclude that separate Portfolios should be established for variable life and variable annuity separate accounts, Hartford will bear the attendant expenses.

All investment income of and other distributions to each Sub-Account of the Separate Account arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of the Separate Account are, therefore, separate and are credited to or charged against the Sub-Account, without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Portfolios in connection with premiums allocated to the applicable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves, if any. The Portfolios are required to redeem Portfolio shares at net asset value and to make payment within seven days.

Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from or substitutions for the Separate Account and its Sub-Accounts which fund the Contracts. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Contracts, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Contracts. No substitution of securities will take place without notice to and consent of Contract Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Contract Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor and which may fund the Contracts.

Each Portfolio is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectus accompanying this Prospectus.

INVESTMENT ADVISER

Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), a Delaware corporation whose address is Two World Trade Center, New York, NY 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations,

                              8   - PROSPECTUS
institutions and individuals throughout the world. DWDC is the direct parent of InterCapital. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sales of portfolio securities. InterCapital has retained its wholly-owned subsidiary, Dean Witter Services Company Inc., to perform the aforementioned administrative services for the Portfolios. For its services, each Portfolio pays the Investment Manager a monthly fee. See the accompanying Fund prospectus for a more complete description of the Investment Manager and the respective fees of the Portfolios.

With regard to the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio, under a Sub-Advisory Agreement between TCW Funds Management, Inc. (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides these Portfolios with investment advice and portfolio management, in each case subject to the overall supervision of the Investment Manager. The Sub-Adviser's address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

THE CONTRACT
APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to Hartford. A Contract will be issued only on the lives of insureds age 90 at the time of application and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HARTFORD. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

The Contract will be effective on the Contract Date only after Hartford has received all outstanding delivery requirements and received the initial premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Monthly Activity Date, Contract Months and Contract Years. The Contract Date may be prior to, or the same as, the date the Contract is issued ("Issue Date").

If the Coverage Amount is over then-current limits established by Hartford, the initial payment will not be accepted with the application. In other cases where Hartford receives the initial payment with the application, Hartford will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Contract delivery Hartford will require a sufficient payment to place the insurance in force.

PREMIUMS

The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium at Hartford's Home Office, Hartford will allocate the entire premium to the Money Market Portfolio. After the expiration of the Right To Cancel Period the Account Value in the Money Market Portfolio will be allocated among the Portfolios in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Contract Owner directs in the application. Premiums received on or after the expiration of the Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Contract (including the initial allocation to the Money Market Portfolio) will be determined first by multiplying the premium by the percentage to be allocated to each Portfolio to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.

                              9   - PROSPECTUS

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. Applicants should refer to the prospectus for the Portfolios which accompany this Prospectus for a description of how the assets of each Portfolio are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Contract. See also, "Contract Benefits and Rights -- Account Value," page 12.

All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

DEDUCTIONS AND CHARGES
MONTHLY DEDUCTIONS

On the Contract Date, and on each Monthly Activity Date after the Contract Date, Hartford will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. The Deduction Amount reduces the number of Accumulation Units credited to the Contract. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 14. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Contract Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Contract Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

The Coverage Amount is first set on the Contract Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

The Coverage Amount may be adjusted to continue to qualify the Contracts as life insurance contracts under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Contract determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Contract Month is $75,000. (For an explanation of the Death Benefit, see "Contract Benefits and Rights," page 12.)

Because the Account Value, and as a result, the Coverage Amount under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

TAX EXPENSE CHARGE: Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates

                             10   - PROSPECTUS

Hartford for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse Hartford for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor Hartford must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

ADMINISTRATIVE CHARGE: Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts.

MORTALITY AND EXPENSE RISK CHARGE: Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Contracts. The mortality risk assumed is that the cost of insurance charges specified in the Contract will be insufficient to meet claims. Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Contracts and the proceeds of the contingent deferred sales charge.

ANNUAL MAINTENANCE FEE

If the Account Value on a Contract Anniversary is less than $50,000, Hartford will deduct on such date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Contracts. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hartford incurs in providing administrative services under the Contracts.

TAXES CHARGED AGAINST
THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

CHARGES AGAINST THE PORTFOLIOS

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of the Portfolio shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Portfolios. These charges are described in the prospectus for the Portfolios.

CONTINGENT DEFERRED
SALES CHARGE

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed:

              CONTINGENT DEFERRED
                 SALES CHARGE
              (% of Account Value
 CONTRACT       attributable to
   YEAR         premiums paid)
-----------  ---------------------
         1              7.5%
         2              7.5%
         3              7.5%
         4              6.0%
         5              6.0%
         6              4.0%
         7              4.0%
         8              2.0%
         9              2.0%
       10+              0.0%

In determining the contingent deferred sales charge and the premium tax charge discussed below, any surrender or partial withdrawal during the first ten Contract Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses.

See "Contract Benefits and Rights -- Amount Payable on Surrender of the Contract," page 13.

PREMIUM TAX CHARGE

During the first nine Contract Years, a premium tax charge will be imposed on surrender or partial withdrawals. The premium

                             11   - PROSPECTUS
tax charge is shown below, as a percent of Account Value, at the end of each Contract Year:

 CONTRACT
   YEAR        RATE
-----------  ---------
         1       2.25%
         2       2.00%
         3       1.75%
         4       1.50%
         5       1.25%
         6       1.00%
         7       0.75%
         8       0.50%
         9       0.25%
       10+       0.00%

After the ninth Contract Year, no premium tax charge will be imposed.

CONTRACT BENEFITS AND RIGHTS
DEATH BENEFIT

While in force, the Contract provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Contract dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

EXAMPLES:

                                              A           B
                                          ----------  ----------
Face Amount.............................  $  100,000  $  100,000
Insured's Age...........................          40          40
Account Value on Date of Death..........      46,500      34,000
Specified Percentage....................        250%        250%
Account Value on Date of Death X
 Specified Percentage...................  $  116,250  $   85,000

In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Hartford would pay to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 15.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Portfolios, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Portfolios to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page 10.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in effect and subject to Hartford's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford reserves the right to restrict the number of such transfers to no more than 12 per Contract Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

Hartford may modify the right to reallocate Account Value among the Sub-Accounts if Hartford determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of

                             12   - PROSPECTUS
the transfer right that Hartford considered to be disadvantageous to other Contract Owners.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request.

CONTRACT LOANS

While the Contract is in effect, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford ("Regular Loans" or "Preferred Loans"). Both types of loans are secured by the Contract. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract is considered a "Preferred Loan." The loan interest rate that Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

If the aggregate outstanding loan(s) secured by the Contract exceeds the Account Value of the Contract less any contingent deferred sales charges and due and unpaid Deduction Amount, Hartford will give written notice to the Contract Owner that unless Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s), in the same percentage as, premiums are allocated (unless the Contract Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 14.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the Loan Account does not participate in the investment results of the Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than 4% per annum, the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than 4% per annum, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER
OF THE CONTRACT

While the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day Hartford receives the Contract Owner's written request or the date requested by the Contract Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and premium tax charge and all Indebtedness. Hartford will pay the Cash Surrender Value of the Contract within seven days of receipt by Hartford of the written request or on the effective surrender date requested by the Contract Owner, whichever is later. The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page 19.

If the Contract Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Payment Options," page 15), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or 6 will be subject to the contingent deferred sales charge, if applicable.

PARTIAL WITHDRAWALS

While the Contract is in effect, a Contract Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Contract Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals in excess of the Annual

                             13   - PROSPECTUS

Withdrawal Amount will be subject to the contingent deferred sales charge and any premium tax charges. See "Deductions and Charges -- Contingent Deferred Sales Charge, Premium Tax Charge," page 11. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page 19.

BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to Hartford, Hartford will pay to the Contract Owner the Cash Surrender Value. In such case, the Contract will terminate and Hartford will have no further obligations under the Contract. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Contract Benefits," page 19.)

LAPSE AND REINSTATEMENT

The Contract will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. Hartford will notify the Contract Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amounts due.

The Notice will indicate the amount that must be paid. The Contract will continue through the Grace Period, but if no additional premium payment is made, it will terminate at the end of the Grace Period. If the person insured under the Contract dies during the Grace Period, the Death Proceeds payable under the Contract will be reduced by the Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page 12.

If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford will require repayment of the loan before permitting reinstatement. In addition, Hartford reserves the right to require evidence of insurability satisfactory to Hartford.

CANCELLATION AND
EXCHANGE RIGHTS

An applicant has a limited right to return a Contract for cancellation. If the Contract is returned, by mail or personal delivery to Hartford or to the agent who sold the Contract, to be cancelled within ten days after delivery of the Contract to the Contract Owner (a longer free-look period is provided in certain cases), Hartford will return to the applicant within seven days the greater of premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by Hartford or its agent and (2) any deductions under Contract or by the Portfolios for taxes, charges or fees.

Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Contract Owner, either the same Coverage Amount under the exchanged Contract on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Contract. If a Contract loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

SUSPENSION OF VALUATION,
PAYMENTS AND TRANSFERS

Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS

The Contracts are offered on both a single life and a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

1. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix A," page 22.

2. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

5. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Considerations," page 19.

OTHER MATTERS
VOTING RIGHTS

In accordance with its interpretation of presently applicable law, Hartford will vote the shares of the Portfolios at regular and special meetings of the shareholders of the Portfolios in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate

                             14   - PROSPECTUS

Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Portfolios. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Hartford's present interpretation should change, and as a result, Hartford determines it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Portfolios will be determined as follows: Contract Owners may cast one vote for each full or fractional Accumulation Unit owned under the Contract and allocated to a Sub-Account the assets of which are invested in the particular Portfolio on the record date for the shareholder meeting for that Portfolio. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Contract Benefits and Rights -- Contract Loans," page 13) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectus for the Portfolios accompanying this Prospectus to determine matters on which shareholders may vote.

Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for the Portfolios.

In addition, Hartford itself may disregard voting instructions in favor of changes, initiated by a Contract Owner, in the investment policy or the investment adviser of the Portfolios if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Contract Year, Hartford will send to Contract Owners a statement showing the Coverage Amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

Hartford may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

PAYMENT OPTIONS

The surrender proceeds or Death Proceeds under the Contracts may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000, unless Hartford consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Option 1 or Option 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

Hartford will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Contracts (Hartford may offer other payment options):

OPTION 1 -- INTEREST INCOME

This option offers payments of interest, at the rate Hartford declares, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

OPTION 2 -- LIFE ANNUITY

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

                             15   - PROSPECTUS

OPTION 3 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value, as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 5 -- PAYMENTS FOR A DESIGNATED PERIOD

An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Contract as determined by Hartford.

In the event of the payee's death prior to the end of the designated period, the present value, as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

Option 5 is an option that does not involve life contingencies.

OPTION 6 -- DEATH PROCEEDS REMAINING WITH HARTFORD

Proceeds from the Death Benefit left with Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Contract contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by Hartford which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.

Hartford will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

The Contract may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Contracts.

                             16   - PROSPECTUS

Executive Officers and Directors
      --------------------------------------------------------------------

                                  POSITION WITH HARTFORD LIFE,         OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
          NAME, AGE                     YEAR OF ELECTION                     FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------------------  ----------------------------------  ---------------------------------------------------------
Wendell J. Bossen, 63          Vice President, 1992**              President (1992-Present), International Corporate
                                                                     Marketing Group, Inc.; Executive Vice President
                                                                     (1984-1992), Mutual Benefit.
Gregory A. Boyko, 45           Vice President, 1995                Vice President & Controller (1995-Present), Hartford;
                                                                     Chief Financial Officer (1994-1995), IMG American Life;
                                                                     Senior Vice President (1992-1994), Connecticut Mutual
                                                                     Life Insurance Company.
Peter W. Cummins, 60           Vice President, 1989                Vice President, Individual Annuity Operations
                                                                     (1989-Present), Hartford.
Ann M. deRaismes, 46           Vice President, 1994                Vice President (1994-Present); Assistant Vice President
                                                                     (1992-1994); Director of Human Resources (1991-1997),
                                                                     Hartford.
Timothy M. Fitch, 44           Vice President, 1995                Actuary (1997-Present); Vice President (1995-Present);
                               Actuary, 1997                         Assistant Vice President (1993-1995); Director
                                                                     (1991-1993), Hartford.
Bruce D. Gardner, 46           Vice President, 1996                Vice President (1996-Present); General Counsel and
                               Director, 1994*                       Corporate Secretary (1991-1995), Hartford.
Joseph H. Gareau, 50           Executive Vice President &          Senior Vice President & Chief Investment Officer
                               Chief Investment Officer, 1993        (1992-1993), Hartford; Senior Vice President and Chief
                               Director, 1993*                       Investment Officer (1992), Hartford Insurance Group.
J. Richard Garrett, 52         Vice President, 1993                Treasurer (1994-Present), Hartford; Treasurer (1977),
                               Treasurer, 1977                       Hartford Insurance Group.
John P. Ginnetti, 51           Executive Vice President &          Senior Vice President, (1988-1994), Hartford.
                               Director, Asset Management
                               Services, 1994
                               Director, 1988
Lynda Godkin, 43               General Counsel, 1996               Associate General Counsel and Corporate Secretary
                               Corporate Secretary, 1995             (1995-1996); Assistant General Counsel and Secretary
                                                                     (1994-1995); Counsel (1990-1994), Hartford.
Lois W. Grady, 52              Vice President, 1993                Assistant Vice President (1988-1993), Hartford.
David A. Hall, 43              Senior Vice President &             Senior Vice President & Actuary (1992-Present), Hartford.
                               Actuary, 1992
Robert A. Kerzner, 45          Vice President, 1994                Vice President (1994-Present); Regional Vice President
                                                                     (1991-1994), Hartford.
Andrew W. Kohnke, 48           Vice President, 1992                Vice President (1992-Present); Assistant Vice President
                                                                     (1989-1992), Hartford.
Steven M. Maher, 42            Vice President & Actuary, 1993      Vice President & Actuary (1993-Present); Assistant Vice
                                                                     President (1987), Hartford.
William B. Malchodi, Jr., 46   Vice President, 1994                Vice President (1994-Present); Director of Taxes
                               Director of Taxes, 1992               (1992-1997), Hartford Insurance Group.
Thomas M. Marra, 38            Executive Vice President &          Senior Vice President & Director, Individual Life and
                               Director, Individual Life and         Annuity Division (1993-1996); Director of Individual
                               Annuity Division, 1996                Annuities (1991-1993), Hartford.
                               Director, 1994*
Robert F. Nolan, 42            Vice President, 1995                Assistant Vice President (1992-1995), Hartford; Manager
                                                                     Public Relations (1986), Aetna Life and Casualty
                                                                     Insurance Company.
Joseph J. Noto, 45             Vice President, 1989                President, and Director (1994-Present), American Maturity
                                                                     Life Insurance Company.

                             17   - PROSPECTUS

                                  POSITION WITH HARTFORD LIFE,         OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
          NAME, AGE                     YEAR OF ELECTION                     FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------------------  ----------------------------------  ---------------------------------------------------------
Leonard E. Odell, Jr., 52      Senior Vice President, 1994         Senior Vice President (1994-Present); Vice President and
                               Director, 1994*                       Chief Actuary (1982-1994), Hartford.
Craig D. Raymond, 36           Vice President, 1993                Assistant Vice President (1992-1993); Actuary
                               Chief Actuary, 1994                   (1989-1994), Hartford.
Lowndes A. Smith, 57           President & Chief Operating         President & Chief Operating Officer (1989-Present),
                               Officer, 1989                         Hartford.
                               Director, 1981*
Edward J. Sweeney, 40          Vice President, 1993                Chicago Regional Manager (1985-1993), Hartford.
Raymond P. Welnicki, 48        Senior Vice President &             Senior Vice President & Director, Employee Benefit
                               Director, Employee Benefit            Division, (1994-Present) Vice President (1993-1994),
                               Division, 1994                        Hartford; Board of Directors, Ethix Corp.
                               Director, 1994*
Walter C. Welsh, 50            Vice President, 1995                Assistant Vice President (1993-1995), Hartford.
James J. Westervelt, 50        Senior Vice President & Group       Senior Vice President & Group Controller (1994-Present);
                               Controller, 1994                      Vice President and Group Controller (1989-1994),
                                                                     Hartford Insurance Group.
Lizabeth H. Zlatkus, 38        Vice President, 1994                Vice President (1994-Present); Assistant Vice President
                               Director, 1994*                       (1992-1994), Hartford.

------------------------
 * Denotes date of election to Board of Directors.
** ITT Hartford Affiliated Company.

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

DISTRIBUTION OF THE CONTRACTS

Hartford intends to sell the Contracts in all jurisdictions where it is licensed to do business. The Contracts will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Dean Witter Reynolds, Inc. ("Dean Witter"). Any sales representative will have been qualified to sell variable life insurance contracts under applicable federal and state laws. Dean Witter is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.

The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Contracts and the characteristics of, and market for, such alternatives.

SAFEKEEPING OF THE
SEPARATE ACCOUNT'S ASSETS

The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Portfolio. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford.

                             18   - PROSPECTUS

Federal Tax Considerations
      --------------------------------------------------------------------

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of the Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.

TAXATION OF HARTFORD
AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Contract Benefits and Rights -- Account Value," page
12). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF
CONTRACT BENEFITS

For federal income tax purposes, the Contracts should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance contract owner is generally not taxed on increments in the contract value until the contract is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a contract that is treated as life insurance. Hartford intends to monitor premium levels with respect to the Contracts to assure compliance with the
Section 7702 requirements.

During the first 15 Contract Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Contract.

The Maturity Date Extension Rider allows a Contract Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Contract is extended by rider, Hartford believes that the Contract will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Contract is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Contract Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR CONTRACTS

Although Hartford believes that the last survivor Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new contract to be treated as a modified endowment contract if no additional premiums are paid and there is no change in the death benefit as the result of the exchange.

A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a

                             19   - PROSPECTUS
modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE AND GENERATION
SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Contract Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Contract. If the Contract Owner was not the last surviving Insured, the fair market value of the Contract would be included in the Contract Owner's estate upon the Contract Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

If the Contract Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Contract. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Contract Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as a life insurance contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Hartford monitors the diversification of investments in its separate accounts, including the Separate Account, and tests for diversification as required by the Code. Hartford intends to administer all Contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN
THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of "variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued

                             20   - PROSPECTUS
with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Contract Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP
OF CONTRACTS

Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Contract Owners which are not individuals should consult a tax adviser to determine the status of this proposed legislation and its potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

Legal matters in connection with the issue and sale of modified single premium variable life insurance contracts described in this Prospectus and the organization of Hartford, its authority to issue the Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of Harford Life Insurance Companies.

EXPERTS

The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

The hypothetical Contract illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Michael Winterfield, FSA, MAAA, Director, Individual Annuity Inforce Management, for Hartford, and are included in reliance upon his opinion as to their reasonableness.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Portfolios, Hartford, and the Contracts.

                             21   - PROSPECTUS

Appendix A
      --------------------------------------------------------------------

SPECIAL INFORMATION FOR CONTRACTS PURCHASED IN NEW YORK

If the Contract is purchased in the State of New York, the following provisions of the Prospectus are amended as follows:

In the Special Terms subsection of the Prospectus, the definition of Account Value is deleted and the following definition is substituted:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Contract. In the case of a Contract Owner who purchases the Contract in the State of New York (the "New York Contract Owner") and who elects to transfer into the Fixed Account, Account Value is the current value of the Fixed Account plus the value of the Loan Account under the Contract.

The following definition is added:

FIXED ACCOUNT: Part of the General Account of Hartford to which a New York Contract Owner may allocate the entire Account Value.

The definition of Loan Account is deleted and the following definition is substituted:

LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Contract Owner, from the Fixed Account for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

The following is added to the Prospectus as a separate section following the section entitled "The Separate Account":

THE FIXED ACCOUNT

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Account," below, New York Contract Owners may transfer no less than the entire Account Value to the Fixed Account. Account Value transferred to the Fixed Account becomes part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.

Hartford currently credits interest to the Account Value transferred to the Fixed Account under the Contract at the Minimum Credited Rate of 3% per year, compounded annually. Hartford reserves the right to credit a lower minimum interest rate according to state law. Hartford may also credit interest at rates greater than the minimum Fixed Account interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Administrative Charges," page 11:

No Administrative Charge is deducted from Account Value in the Fixed Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Mortality and Expense Risk Charge," page 11:

No Mortality and Expense Risk Charge is deducted from Account Value in the Fixed Account.

The following separate sections are added to the section of the Prospectus entitled "Contract Benefits," page 12:

TRANSFER OF ENTIRE ACCOUNT VALUE TO THE FIXED ACCOUNT

New York Contract Owners may transfer no less than the entire Account Value into the Fixed Account under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Contract Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Contract Owner objects to.

A TRANSFER TO THE FIXED ACCOUNT MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCOUNT, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

                             22   - PROSPECTUS

For New York Contract Owners who elect to invest in the Fixed Account, Hartford will transfer the entire Account Value from the Separate Account to the Fixed Account on the Monthly Activity Date next following the date on which Hartford received the transfer request. The Account Value in the Fixed Account on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to the Fixed Account and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Account; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than a Monthly Activity Date), the Account Value of the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any surrender charges deducted since the last Monthly Activity Date.

DEFERRED PAYMENTS

Hartford reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Account for up to six months from the date of request. If payment is deferred for more than ten days, Hartford will pay interest at the Fixed Account Minimum Credited Interest Rate.

                             23   - PROSPECTUS

Appendix B
      --------------------------------------------------------------------

ILLUSTRATIONS OF BENEFITS

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any Contract loan were made during the period of time illustrated.

The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.75% of the average daily net assets of the Portfolios for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Portfolio's assets are equal to net annual investment return rates (net of the 0.75% average daily charge) of -0.75%, 5.25% and 11.25%, respectively.

In addition the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.40% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and Premium Tax Charge which may be applicable in the first nine Contract Years.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account," page
11).

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Hartford will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                             24   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,834          9,840       40,161      10,756        9,764       40,161
      2         11,025          11,740         10,755       40,161      11,575       10,593       40,161
      3         11,576          12,724         11,751       40,161      12,463       11,495       40,161
      4         12,155          13,794         12,987       40,161      13,427       12,626       40,161
      5         12,763          14,956         14,169       40,161      14,474       13,693       40,161
      6         13,401          16,219         15,657       40,161      15,613       15,057       40,161
      7         14,071          17,592         17,060       40,161      16,851       16,324       40,161
      8         14,775          19,083         18,788       40,161      18,198       17,907       40,161
      9         15,513          20,704         20,452       40,161      19,666       19,417       40,161
     10         16,289          22,465         22,465       40,161      21,268       21,268       40,161
     11         17,103          24,501         24,501       40,161      23,113       23,113       40,161
     12         17,959          26,724         26,724       40,161      25,145       25,145       40,161
     13         18,856          29,153         29,153       41,398      27,386       27,386       40,161
     14         19,799          31,808         31,808       43,896      29,864       29,864       41,213
     15         20,789          34,714         34,714       46,517      32,590       32,590       43,670
     16         21,829          37,895         37,895       49,264      35,574       35,574       46,247
     17         22,920          41,367         41,367       52,951      38,832       38,832       49,705
     18         24,066          45,156         45,156       56,897      42,386       42,386       53,407
     19         25,270          49,292         49,292       61,122      46,266       46,266       57,371
     20         26,533          53,807         53,807       65,645      50,502       50,502       61,613
     25         33,864          83,601         83,601       96,978      78,372       78,372       90,912
     35         55,160         201,997        201,997      214,118     180,092      189,092      200,438

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             25   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,249         9,269     40,161      10,171       9,192     40,161
      2         11,025         10,506         9,546     40,161      10,337       9,380     40,161
      3         11,576         10,769         9,831     40,161      10,497       9,564     40,161
      4         12,155         11,040        10,275     40,161      10,651       9,891     40,161
      5         12,763         11,319        10,577     40,161      10,796      10,061     40,161
      6         13,401         11,605        11,089     40,161      10,930      10,421     40,161
      7         14,071         11,900        11,411     40,161      11,052      10,569     40,161
      8         14,775         12,202        11,941     40,161      11,158      10,902     40,161
      9         15,513         12,514        12,282     40,161      11,244      11,016     40,161
     10         16,289         12,833        12,833     40,161      11,309      11,309     40,161
     11         17,103         13,228        13,228     40,161      11,394      11,394     40,161
     12         17,959         13,636        13,636     40,161      11,455      11,455     40,161
     13         18,856         14,058        14,058     40,161      11,486      11,486     40,161
     14         19,799         14,494        14,494     40,161      11,486      11,486     40,161
     15         20,789         14,944        14,944     40,161      11,450      11,450     40,161
     16         21,829         15,409        15,409     40,161      11,370      11,370     40,161
     17         22,920         15,889        15,889     40,161      11,239      11,239     40,161
     18         24,066         16,385        16,385     40,161      11,048      11,048     40,161
     19         25,270         16,898        16,898     40,161      10,787      10,787     40,161
     20         26,533         17,428        17,428     40,161      10,442      10,442     40,161
     25         33,864         20,353        20,353     40,161       6,987       6,987     40,161
     35         55,160         27,852        27,852     40,161          --          --         --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             26   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500           9,665          8,698       40,161       9,586        8,649       40,161
      2         11,025           9,340          8,404       40,161       9,169        8,291       40,161
      3         11,576           9,026          8,118       40,161       8,747        7,925       40,161
      4         12,155           8,721          7,990       40,161       8,319        7,699       40,161
      5         12,763           8,425          7,720       40,161       7,883        7,312       40,161
      6         13,401           8,138          7,657       40,161       7,438        7,113       40,161
      7         14,071           7,860          7,401       40,161       6,980        6,696       40,161
      8         14,775           7,591          7,353       40,161       6,506        6,461       40,161
      9         15,513           7,330          7,111       40,161       6,013        6,002       40,161
     10         16,289           7,076          7,076       40,161       5,498        5,717       40,161
     11         17,103           6,865          6,865       40,161       4,978        5,211       40,161
     12         17,959           6,659          6,659       40,161       4,427        4,673       40,161
     13         18,856           6,459          6,459       40,161       3,843        4,100       40,161
     14         19,799           6,264          6,264       40,161       3,221        3,488       40,161
     15         20,789           6,073          6,073       40,161       2,558        2,833       40,161
     16         21,829           5,888          5,888       40,161       1,845        2,127       40,161
     17         22,920           5,707          5,707       40,161       1,075        1,361       40,161
     18         24,066           5,531          5,531       40,161         237          526       40,161
     19         25,270           5,360          5,360       40,161          --           --           --
     20         26,533           5,193          5,193       40,161          --           --           --
     25         33,864           4,420          4,420       40,161          --           --           --
     35         55,160           3,145          3,145       40,161          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             27   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,834         9,840      33,334     10,727       9,736      33,334
      2         11,025         11,740        10,755      33,334     11,517      10,537      33,334
      3         11,576         12,724        11,751      33,334     12,378      11,411      33,334
      4         12,155         13,794        12,987      33,334     13,317      12,517      33,334
      5         12,763         14,956        14,169      33,334     14,343      13,564      33,334
      6         13,401         16,219        15,657      33,334     15,464      14,909      33,334
      7         14,071         17,592        17,060      33,334     16,688      16,163      33,334
      8         14,775         19,083        18,788      33,334     18,025      17,735      33,334
      9         15,513         20,704        20,452      33,334     19,487      19,238      33,334
     10         16,289         22,465        22,465      33,334     21,088      21,088      33,334
     11         17,103         24,501        24,501      33,334     22,940      22,940      33,334
     12         17,959         26,736        26,736      33,334     24,991      24,991      33,334
     13         18,856         29,218        29,218      34,478     27,270      27,270      33,334
     14         19,799         31,946        31,946      37,377     29,804      29,804      34,891
     15         20,789         34,928        34,928      40,517     32,585      32,585      37,799
     16         21,829         38,190        38,190      43,919     35,625      35,625      40,969
     17         22,920         41,765        41,765      47,195     38,958      38,958      44,023
     18         24,066         45,686        45,686      50,712     42,614      42,614      47,301
     19         25,270         49,992        49,992      54,492     46,627      46,627      50,824
     20         26,533         54,687        54,687      59,609     51,004      51,004      55,594
     25         33,864         85,841        85,841      90,992     80,060      80,060      84,864
     35         55,160        208,273       208,273     218,687    192,260     192,260     201,873

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             28   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,249         9,269     33,334      10,142       9,164     33,334
      2         11,025         10,506         9,546     33,334      10,279       9,324     33,334
      3         11,576         10,769         9,831     33,334      10,412       9,480     33,334
      4         12,155         11,040        10,275     33,334      10,539       9,781     33,334
      5         12,763         11,319        10,577     33,334      10,661       9,928     33,334
      6         13,401         11,605        11,089     33,334      10,774      10,266     33,334
      7         14,071         11,900        11,411     33,334      10,875      10,394     33,334
      8         14,775         12,202        11,941     33,334      10,959      10,704     33,334
      9         15,513         12,514        12,282     33,334      11,021      10,793     33,334
     10         16,289         12,833        12,833     33,334      11,055      11,055     33,334
     11         17,103         13,228        13,228     33,334      11,106      11,106     33,334
     12         17,959         13,636        13,636     33,334      11,127      11,127     33,334
     13         18,856         14,058        14,058     33,334      11,117      11,117     33,334
     14         19,799         14,494        14,494     33,334      11,073      11,073     33,334
     15         20,789         14,944        14,944     33,334      10,988      10,988     33,334
     16         21,829         15,409        15,409     33,334      10,854      10,854     33,334
     17         22,920         15,889        15,889     33,334      10,656      10,656     33,334
     18         24,066         16,385        16,385     33,334      10,375      10,375     33,334
     19         25,270         16,898        16,898     33,334       9,991       9,991     33,334
     20         26,533         17,428        17,428     33,334       9,479       9,479     33,334
     25         33,864         20,353        20,353     33,334       3,955       3,955     33,334
     35         55,160         27,852        27,852     33,334          --          --         --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             29   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75 NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500          9,665         8,698     33,334       9,558       8,593     33,334
      2         11,025          9,340         8,404     33,334       9,112       8,179     33,334
      3         11,576          9,026         8,118     33,334       8,662       7,761     33,334
      4         12,155          8,721         7,990     33,334       8,209       7,486     33,334
      5         12,763          8,425         7,720     33,334       7,750       7,053     33,334
      6         13,401          8,138         7,657     33,334       7,283       6,810     33,334
      7         14,071          7,860         7,401     33,334       6,803       6,352     33,334
      8         14,775          7,591         7,353     33,334       6,305       6,073     33,334
      9         15,513          7,330         7,111     33,334       5,782       5,568     33,334
     10         16,289          7,076         7,076     33,334       5,230       5,230     33,334
     11         17,103          6,865         6,865     33,334       4,665       4,665     33,334
     12         17,959          6,659         6,659     33,334       4,061       4,061     33,334
     13         18,856          6,459         6,459     33,334       3,419       3,419     33,334
     14         19,799          6,264         6,264     33,334       2,733       2,733     33,334
     15         20,789          6,073         6,073     33,334       1,997       1,997     33,334
     16         21,829          5,888         5,888     33,334       1,200       1,200     33,334
     17         22,920          5,707         5,707     33,334         324         324     33,334
     18         24,066          5,531         5,531     33,334          --          --         --
     19         25,270          5,360         5,360     33,334          --          --         --
     20         26,533          5,193         5,193     33,334          --          --         --
     25         33,864          4,420         4,420     33,334          --          --         --
     35         55,160          3,145         3,145     33,334          --          --         --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             30   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,834         9,840      19,380     10,650       9,660      19,380
      2         11,025         11,740        10,755      19,380     11,357      10,380      19,380
      3         11,576         12,724        11,751      19,380     12,131      11,169      19,380
      4         12,155         13,794        12,987      19,380     12,984      12,190      19,380
      5         12,763         14,956        14,169      19,380     13,930      13,156      19,380
      6         13,401         16,219        15,657      19,380     14,986      14,436      19,380
      7         14,071         17,595        17,063      19,883     16,172      15,650      19,380
      8         14,775         19,106        18,810      21,208     17,516      17,228      19,443
      9         15,513         20,760        20,508      22,629     19,027      18,780      20,740
     10         16,289         22,549        22,549      24,578     20,664      20,664      22,524
     11         17,103         24,595        24,595      26,563     22,536      22,536      24,340
     12         17,959         26,837        26,837      28,716     24,587      24,587      26,309
     13         18,856         29,275        29,275      31,325     26,816      26,816      28,693
     14         19,799         31,947        31,947      33,864     29,260      29,260      31,016
     15         20,789         34,856        34,856      36,948     31,916      31,916      33,831
     16         21,829         38,046        38,046      39,949     34,834      34,834      36,576
     17         22,920         41,517        41,517      43,594     38,005      38,005      39,906
     18         24,066         45,308        45,308      47,574     41,447      41,447      43,520
     19         25,270         49,448        49,448      51,921     45,177      45,177      47,436
     20         26,533         53,969        53,969      56,667     49,215      49,215      51,677
     25         33,864         83,837        83,837      88,030     74,965      74,965      78,714
     35         55,160        202,335       202,335     204,358    175,528     175,528     177,284

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             31   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,249          9,269       19,380      10,062        9,086       19,380
      2         11,025          10,506          9,546       19,380      10,104        9,152       19,380
      3         11,576          10,769          9,831       19,380      10,123        9,196       19,380
      4         12,155          11,040         10,275       19,380      10,116        9,364       19,380
      5         12,763          11,319         10,577       19,380      10,077        9,351       19,380
      6         13,401          11,605         11,089       19,380      10,002        9,502       19,380
      7         14,071          11,900         11,411       19,380       9,880        9,406       19,380
      8         14,775          12,202         11,941       19,380       9,703        9,454       19,380
      9         15,513          12,514         12,282       19,380       9,455        9,232       19,380
     10         16,289          12,833         12,833       19,380       9,124        9,124       19,380
     11         17,103          13,228         13,228       19,380       8,730        8,730       19,380
     12         17,959          13,636         13,636       19,380       8,217        8,217       19,380
     13         18,856          14,058         14,058       19,380       7,564        7,564       19,380
     14         19,799          14,494         14,494       19,380       6,738        6,738       19,380
     15         20,789          14,944         14,944       19,380       5,699        5,699       19,380
     16         21,829          15,409         15,409       19,380       4,387        4,387       19,380
     17         22,920          15,889         15,889       19,380       2,723        2,723       19,380
     18         24,066          16,385         16,385       19,380         595          595       19,380
     19         25,270          16,898         16,898       19,380          --           --           --
     20         26,533          17,428         17,428       19,380          --           --           --
     25         33,864          20,353         20,353       21,371          --           --           --
     35         55,160          27,854         27,854       28,133          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             32   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500           9,665          8,698       19,380       9,475        8,512       19,380
      2         11,025           9,340          8,404       19,380       8,923        7,994       19,380
      3         11,576           9,026          8,118       19,380       8,340        7,444       19,380
      4         12,155           8,721          7,990       19,380       7,720        7,004       19,380
      5         12,763           8,425          7,720       19,380       7,056        6,368       19,380
      6         13,401           8,138          7,657       19,380       6,338        5,875       19,380
      7         14,071           7,869          7,401       19,380       5,553        5,111       19,380
      8         14,775           7,591          7,353       19,380       4,684        4,461       19,380
      9         15,513           7,330          7,111       19,380       3,712        3,503       19,380
     10         16,289           7,076          7,076       19,380       2,616        2,616       19,380
     11         17,103           6,865          6,865       19,380       1,379        1,379       19,380
     12         17,959           6,659          6,659       19,380          --           --           --
     13         18,856           6,459          6,459       19,380          --           --           --
     14         19,799           6,264          6,264       19,380          --           --           --
     15         20,789           6,073          6,073       19,380          --           --           --
     16         21,829           5,888          5,888       19,380          --           --           --
     17         22,920           5,707          5,707       19,380          --           --           --
     18         24,066           5,531          5,531       19,380          --           --           --
     19         25,270           5,360          5,360       19,380          --           --           --
     20         26,533           5,193          5,193       19,380          --           --           --
     25         33,864           4,420          4,420       19,380          --           --           --
     35         55,160           3,145          3,145       19,380          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             33   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,902         9,906      44,053     10,902       9,906      44,053
      2         11,025         11,882        10,894      44,053     11,882      10,894      44,053
      3         11,576         12,946        11,970      44,053     12,946      11,970      44,053
      4         12,155         14,103        13,292      44,053     14,103      13,292      44,053
      5         12,763         15,360        14,568      44,053     15,360      14,568      44,053
      6         13,401         16,726        16,159      44,053     16,726      16,159      44,053
      7         14,071         18,210        17,674      44,053     18,210      17,674      44,053
      8         14,775         19,825        19,526      44,053     19,822      19,523      44,053
      9         15,513         21,585        21,331      44,053     21,574      21,320      44,053
     10         16,289         23,505        23,505      44,053     23,477      23,477      44,053
     11         17,103         25,727        25,727      44,053     25,652      25,652      44,053
     12         17,959         28,162        28,162      44,053     28,031      28,031      44,053
     13         18,856         30,830        30,830      44,053     30,640      30,640      44,053
     14         19,799         33,755        33,755      44,053     33,507      33,507      44,053
     15         20,789         36,960        36,960      44,053     36,667      36,667      44,053
     16         21,829         40,479        40,479      46,551     40,154      40,154      46,177
     17         22,920         44,337        44,337      50,102     43,981      43,981      49,699
     18         24,066         48,565        48,565      53,908     48,175      48,175      53,475
     19         25,270         53,202        53,202      57,991     52,774      52,774      57,524
     20         26,533         58,305        58,305      63,553     57,828      57,828      63,033
     25         33,864         92,176        92,176      97,707     91,132      91,132      96,600
     35         55,160        230,373       230,373     241,893    219,404     219,404     230,374

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             34   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,314          9,332       44,053      10,314        9,332       44,053
      2         11,025          10,632          9,669       44,053      10,632        9,669       44,053
      3         11,576          10,954         10,012       44,053      10,954       10,012       44,053
      4         12,155          11,279         10,509       44,053      11,279       10,509       44,053
      5         12,763          11,605         10,860       44,053      11,605       10,860       44,053
      6         13,401          11,941         11,422       44,053      11,931       11,412       44,053
      7         14,071          12,288         11,796       44,053      12,255       11,763       44,053
      8         14,775          12,646         12,383       44,053      12,574       12,311       44,053
      9         15,513          13,015         12,782       44,053      12,885       12,652       44,053
     10         16,289          13,396         13,396       44,053      13,182       13,182       44,053
     11         17,103          13,858         13,858       44,053      13,517       13,517       44,053
     12         17,959          14,337         14,337       44,053      13,834       13,834       44,053
     13         18,856          14,834         14,834       44,053      14,127       14,127       44,053
     14         19,799          15,349         15,349       44,053      14,393       14,393       44,053
     15         20,789          15,883         15,883       44,053      14,624       14,624       44,053
     16         21,829          16,436         16,436       44,053      14,809       14,809       44,053
     17         22,920          17,010         17,010       44,053      14,938       14,938       44,053
     18         24,066          17,606         17,606       44,053      14,991       14,991       44,053
     19         25,270          18,223         18,223       44,053      14,949       14,949       44,053
     20         26,533          18,863         18,863       44,053      14,787       14,787       44,053
     25         33,864          22,433         22,433       44,053      11,078       11,078       44,053
     35         55,160          31,836         31,836       44,053          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             35   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500           9,726          8,757       44,053       9,726        8,757       44,053
      2         11,025           9,452          8,512       44,053       9,451        8,512       44,053
      3         11,576           9,177          8,266       44,053       9,177        8,266       44,053
      4         12,155           8,899          8,166       44,053       8,899        8,166       44,053
      5         12,763           8,628          7,920       44,053       8,618        7,910       44,053
      6         13,401           8,365          7,881       44,053       8,331        7,848       44,053
      7         14,071           8,108          7,647       44,053       8,035        7,575       44,053
      8         14,775           7,859          7,619       44,053       7,727        7,489       44,053
      9         15,513           7,616          7,397       44,053       7,403        7,185       44,053
     10         16,289           7,380          7,380       44,053       7,058        7,058       44,053
     11         17,103           7,186          7,186       44,053       6,713        6,713       44,053
     12         17,959           6,996          6,996       44,053       6,334        6,334       44,053
     13         18,856           6,811          6,811       44,053       5,916        5,916       44,053
     14         19,799           6,630          6,630       44,053       5,451        5,451       44,053
     15         20,789           6,453          6,453       44,053       4,932        4,932       44,053
     16         21,829           6,280          6,280       44,053       4,345        4,345       44,053
     17         22,920           6,110          6,110       44,053       3,673        3,673       44,053
     18         24,066           5,945          5,945       44,053       2,896        2,896       44,053
     19         25,270           5,783          5,783       44,053       1,985        1,985       44,053
     20         26,533           5,625          5,625       44,053         910          910       44,053
     25         33,864           4,885          4,885       44,053          --           --           --
     35         55,160           3,633          3,633       44,053          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             36   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,897         9,902      27,778     10,897       9,902      27,778
      2         11,025         11,862        10,875      27,778     11,862      10,875      27,778
      3         11,576         12,903        11,927      27,778     12,902      11,926      27,778
      4         12,155         14,037        13,227      27,778     14,021      13,211      27,778
      5         12,763         15,274        14,483      27,778     15,229      14,439      27,778
      6         13,401         16,623        16,057      27,778     16,535      15,969      27,778
      7         14,071         18,094        17,558      27,778     17,948      17,413      27,778
      8         14,775         19,698        19,399      27,778     19,482      19,185      27,778
      9         15,513         21,447        21,193      27,778     21,155      20,902      27,778
     10         16,289         23,354        23,354      27,778     22,988      22,988      27,778
     11         17,103         25,561        25,561      27,778     25,115      25,115      27,778
     12         17,959         27,981        27,981      29,940     27,485      27,485      29,409
     13         18,856         30,632        30,632      32,776     30,076      30,076      32,182
     14         19,799         33,537        33,537      35,550     32,914      32,914      34,889
     15         20,789         36,721        36,721      38,925     36,007      36,007      38,168
     16         21,829         40,211        40,211      42,222     39,396      39,396      41,367
     17         22,920         44,035        44,035      46,238     43,088      43,088      45,243
     18         24,066         48,227        48,227      50,639     47,104      47,104      49,460
     19         25,270         52,820        52,820      55,462     51,466      51,466      54,040
     20         26,533         57,887        57,887      60,782     56,231      56,231      59,043
     25         33,864         91,514        91,514      96,090     86,546      86,546      90,874
     35         55,160        228,720       228,720     231,007    203,577     203,577     205,613

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             37   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,309          9,327       27,778      10,309        9,327       27,778
      2         11,025          10,612          9,650       27,778      10,612        9,650       27,778
      3         11,576          10,917          9,976       27,778      10,907        9,967       27,778
      4         12,155          11,232         10,463       27,778      11,191       10,423       27,778
      5         12,763          11,556         10,812       27,778      11,460       10,717       27,778
      6         13,401          11,891         11,372       27,778      11,710       11,193       27,778
      7         14,071          12,236         11,744       27,778      11,935       11,445       27,778
      8         14,775          12,592         12,329       27,778      12,126       11,866       27,778
      9         15,513          12,960         12,727       27,778      12,275       12,045       27,778
     10         16,289          13,339         13,339       27,778      12,370       12,370       27,778
     11         17,103          13,799         13,799       27,778      12,451       12,451       27,778
     12         17,959          14,276         14,276       27,778      12,455       12,455       27,778
     13         18,856          14,770         14,770       27,778      12,368       12,368       27,778
     14         19,799          15,283         15,283       27,778      12,172       12,172       27,778
     15         20,789          15,815         15,815       27,778      11,843       11,843       27,778
     16         21,829          16,366         16,366       27,778      11,347       11,347       27,778
     17         22,920          16,937         16,937       27,778      10,641       10,641       27,778
     18         24,066          17,530         17,530       27,778       9,661        9,661       27,778
     19         25,270          18,144         18,144       27,778       8,326        8,326       27,778
     20         26,533          18,781         18,781       27,778       6,527        6,527       27,778
     25         33,864          22,335         22,335       27,778          --           --           --
     35         55,160          31,696         31,696       32,014          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             38   - PROSPECTUS

Modified Single Premium Variable Life Insurance
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  CONTRACT  AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500           9,721          8,752       27,778       9,721        8,752       27,778
      2         11,025           9,432          8,493       27,778       9,432        8,493       27,778
      3         11,576           9,147          8,236       27,778       9,129        8,220       27,778
      4         12,155           8,869          8,136       27,778       8,809        8,077       27,778
      5         12,763           8,599          7,891       27,778       8,466        7,760       27,778
      6         13,401           8,336          7,852       27,778       8,095        7,614       27,778
      7         14,071           8,080          7,619       27,778       7,687        7,230       27,778
      8         14,775           7,831          7,592       27,778       7,232        6,996       27,778
      9         15,513           7,589          7,370       27,778       6,716        6,499       27,778
     10         16,289           7,354          7,354       27,778       6,122        6,122       27,778
     11         17,103           7,161          7,161       27,778       5,457        5,457       27,778
     12         17,959           6,972          6,972       27,778       4,673        4,673       27,778
     13         18,856           6,787          6,787       27,778       3,747        3,747       27,778
     14         19,799           6,606          6,606       27,778       2,652        2,652       27,778
     15         20,789           6,430          6,430       27,778       1,349        1,349       27,778
     16         21,829           6,257          6,257       27,778          --           --           --
     17         22,920           6,088          6,088       27,778          --           --           --
     18         24,066           5,923          5,923       27,778          --           --           --
     19         25,270           5,762          5,762       27,778          --           --           --
     20         26,533           5,604          5,604       27,778          --           --           --
     25         33,864           4,866          4,866       27,778          --           --           --
     35         55,160           3,619          3,619       27,778          --           --           --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             39   - PROSPECTUS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company (a Connecticut corporation and wholly-owned subsidiary of Hartford Life and Accident Insurance Company) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements and the schedules referred to below are the responsibility of Hartford Life Insurance Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 2 of Notes to Consolidated Financial Statements, Hartford Life Insurance Company adopted a new accounting standard promulgated by the Financial Accounting Standards Board, changing its method of accounting, as of January 1, 1994, for debt and equity securities.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules listed in the Index to Consolidated Financial Statements and Schedules are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

                                          ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 10, 1997

                             40   - PROSPECTUS

Consolidated Statements of Income
      --------------------------------------------------------------------

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                      ------------------------
                                                       1996     1995     1994
                                                      ------   ------   ------
                                                           (IN MILLIONS)
 Revenues
   Premiums and other considerations...............   $1,705   $1,487   $1,100
   Net investment income...........................    1,397    1,328    1,292
   Net realized capital (losses) gains.............     (213)     (11)       7
                                                      ------   ------   ------
     Total Revenues................................    2,889    2,804    2,399
                                                      ------   ------   ------
 Benefits, Claims and Expenses
   Benefits, claims and claim adjustment
    expenses.......................................    1,535    1,422    1,405
   Amortization of deferred policy acquisition
    costs..........................................      234      199      145
   Dividends to policyholders......................      635      675      419
   Other insurance expenses........................      427      317      227
                                                      ------   ------   ------
     Total Benefits, Claims and Expenses...........    2,831    2,613    2,196
                                                      ------   ------   ------
   Income before income tax expense................       58      191      203
   Income tax expense..............................       20       62       65
                                                      ------   ------   ------
 Net income........................................   $   38   $  129   $  138
                                                      ------   ------   ------
                                                      ------   ------   ------

The accompanying notes to consolidated financial statements are an integral part of the above statements.

                             41   - PROSPECTUS

Consolidated Balance Sheets
      --------------------------------------------------------------------

                                                       AS OF DECEMBER
                                                             31,
                                                      -----------------
                                                       1996      1995
                                                      -------   -------
                                                        (IN MILLIONS
                                                        EXCEPT SHARE
                                                            DATA)
 Assets
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost $13,579 and $14,440).....   $13,624   $14,400
   Equity securities, available for sale, at fair
    value..........................................       119        63
   Policy loans, at outstanding balance............     3,836     3,381
   Mortgage loans, at outstanding balance..........         2       265
   Other investments, at cost......................        54       156
                                                      -------   -------
     Total investments.............................    17,635    18,265
   Cash............................................        43        46
   Premiums and amounts receivable.................       137       165
   Accrued investment income.......................       407       394
   Reinsurance recoverable.........................     6,066     6,221
   Deferred policy acquisition costs...............     2,760     2,188
   Deferred income tax.............................       474       420
   Other assets....................................       357       234
   Separate account assets.........................    49,690    36,264
                                                      -------   -------
     Total assets..................................   $77,569   $64,197
                                                      -------   -------
                                                      -------   -------
 Liabilities
   Future policy benefits..........................   $ 2,281   $ 2,373
   Other policyholder funds........................    22,134    22,598
   Other liabilities...............................     1,572     1,233
   Separate account liabilities....................    49,690    36,264
                                                      -------   -------
     Total liabilities.............................    75,677    62,468
                                                      -------   -------
 Stockholder's Equity
   Common stock, $5,690 par value, 1,000 shares
    authorized, issued and outstanding.............         6         6
   Capital surplus.................................     1,045     1,007
   Net unrealized capital gain (loss) on
    investments, net of tax........................        30       (57)
   Retained earnings...............................       811       773
                                                      -------   -------
     Total stockholder's equity....................     1,892     1,729
                                                      -------   -------
   Total liabilities and stockholder's equity......   $77,569   $64,197
                                                      -------   -------
                                                      -------   -------

The accompanying notes to consolidated financial statements are an integral part of the above statements.

                             42   - PROSPECTUS

Consolidated Statements of Stockholder's Equity
      --------------------------------------------------------------------

                                                                       NET UNREALIZED
                                                                        CAPITAL GAIN
                                                                         (LOSS) ON                       TOTAL
                                            COMMON      CAPITAL         INVESTMENTS,     RETAINED    STOCKHOLDER'S
                                            STOCK       SURPLUS          NET OF TAX      EARNINGS       EQUITY
                                            ------   --------------    --------------    --------    -------------
                                                                        (IN MILLIONS)
 Balance, December 31, 1993..............     $6         $  676            $  (5)          $516         $1,193
   Net income............................     --             --               --            138            138
   Dividends declared on common stock....     --             --               --            (10)           (10)
   Capital contribution..................     --            150               --             --            150
   Change in net unrealized capital loss
    on investments, net of tax(1)........     --             --             (649)            --           (649)
                                              --
                                                         ------            -----         --------       ------
 Balance, December 31, 1994..............      6            826             (654)           644            822
   Net income............................     --             --               --            129            129
   Capital contribution..................     --            181               --             --            181
   Change in net unrealized capital gain
    on investments, net of tax...........     --             --              597             --            597
                                              --
                                                         ------            -----         --------       ------
 Balance, December 31, 1995..............      6          1,007              (57)           773          1,729
   Net income............................     --             --               --             38             38
   Capital contribution..................     --             38               --             --             38
   Change in net unrealized capital gain
    on investments, net of tax...........     --             --               87             --             87
                                              --
                                                         ------            -----         --------       ------
 Balance, December 31, 1996..............     $6         $1,045            $  30           $811         $1,892
                                              --
                                              --
                                                         ------            -----         --------       ------
                                                         ------            -----         --------       ------

------------------------
(1) The 1994 change in net unrealized capital loss on investments, net of tax, includes a gain of $91 due to the adoption of SFAS No. 115 as discussed in
    Note 2(b) of Notes to Consolidated Financial Statements.

The accompanying notes to consolidated financial statements are an integral part of the above statements.

                             43   - PROSPECTUS

Consolidated Statements of Cash Flows
      --------------------------------------------------------------------

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------
                                              1996        1995        1994
                                            --------    --------    --------
                                                     (IN MILLIONS)
 Operating Activities
   Net income............................   $     38    $    129    $    138
   Adjustments to net income:
   Net realized capital losses (gains) on
    sale of investments..................        213          11          (7)
   Net amortization of premium on fixed
    maturities...........................         14          21          41
   Increase in deferred income taxes.....       (102)       (172)       (128)
   Increase in deferred policy
    acquisition costs....................       (572)       (379)       (441)
   Decrease (increase) in premiums and
    amounts receivable...................         10         (81)         10
   Increase in accrued investment
    income...............................        (13)        (16)       (106)
   (Increase) decrease in other assets...       (132)       (177)        101
   Decrease (increase) in reinsurance
    recoverable..........................        179         (35)         75
   (Decrease) increase in liability for
    future policy benefits...............        (92)        483         224
   Increase in other liabilities.........        477         281         191
                                            --------    --------    --------
     Cash provided by operating
      activities.........................         20          65          98
                                            --------    --------    --------
 Investing Activities
   Purchases of fixed maturity
    investments..........................     (5,747)     (6,228)     (9,127)
   Sales of fixed maturity investments...      3,459       4,845       5,713
   Maturities and principal paydowns of
    fixed maturity investments...........      2,693       1,741       1,931
   Net purchase of other investments.....       (107)       (871)     (1,338)
   Net sales (purchases) of short-term
    investments..........................         84         (24)        135
                                            --------    --------    --------
     Cash provided by (used for)
      investing activities...............        382        (537)     (2,686)
                                            --------    --------    --------
 Financing Activities
   Capital contribution..................         38          --         150
   Dividends paid........................         --          --         (10)
   Net (disbursements for) receipts from
    investment and universal life-type
    contracts (charged from) credited to
    policyholder accounts................       (443)        498       2,467
                                            --------    --------    --------
     Cash (used for) provided by
      financing activities...............       (405)        498       2,607
                                            --------    --------    --------
   Net (decrease) increase in cash.......         (3)         26          19
   Cash--beginning of year...............         46          20           1
                                            --------    --------    --------
 Cash--end of year.......................   $     43    $     46    $     20
                                            --------    --------    --------
                                            --------    --------    --------

The accompanying notes to consolidated financial statements are an integral part of the above statements.

                             44   - PROSPECTUS

Notes to Consolidated Financial Statements
December 31, 1996
(In millions)
      --------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

   These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"), a direct subsidiary of Hartford Accident and Indemnity Company, an indirect subsidiary of ITT Hartford Group, Inc. ("The Hartford"). Hartford Life was formed on December 13, 1996 and capitalized on December 16, 1996 with the contribution of all the outstanding common stock of HLA. On February 10, 1997, The Hartford, the ultimate parent of Hartford Life, announced its intention to sell up to 20% of Hartford Life during the second quarter of 1997. Management believes that this transaction will not have a material impact on the operations of the Company (See Note 11).

On December 19, 1995, ITT Industries, Inc. (formerly ITT Corporation) ("ITT") distributed all the outstanding shares of capital stock of The Hartford to ITT stockholders of record on such date (the transactions relating to such distribution are referred to herein as the "ITT Spin-off"). As a result of the ITT Spin-off, The Hartford became an independent, publicly traded company.

The Company is a leading insurance and financial services company which provides: (a) investment products such as individual variable annuities and fixed market value adjusted annuities, deferred compensation plan services and mutual funds for savings and retirement needs; (b) life insurance for income protection and estate planning; and (c) employee benefits products such as corporate owned life insurance.

2. SIGNIFICANT ACCOUNTING POLICIES

   (A) BASIS OF PRESENTATION

These financial statements present the financial position, results of operations and cash flows of the Company, and all material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries have been eliminated. The consolidated financial statements are prepared on a basis of generally accepted accounting principles which differ materially from the statutory accounting prescribed by various insurance regulatory authorities.

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(B) CHANGES IN ACCOUNTING PRINCIPLES

On November 14, 1996, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes". This Issue requires companies to record income on certain structured securities on a retrospective interest method. The Company adopted EITF No. 96-12 for structured securities acquired after November 14, 1996. Adoption of EITF No. 96-12 did not have a material effect on the Company's financial condition or results of operations.

In June 1996, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". This statement established criteria for determining whether transferred assets should be accounted for as sales or secured borrowings. Subsequently, in December 1996, the FASB issued SFAS No. 127, "Deferral of Effective Date of Certain Provisions of FASB Statement No. 125", which defers the effective date of certain provisions of SFAS No. 125 for one year. Adoption of SFAS No. 125 is not expected to have a material effect on the Company's financial condition or results of operations.

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation", which is effective in 1996. As permitted by SFAS No. 123, the Company continues to measure compensation costs of employee stock option plans (relating to options on common stock of The Hartford) using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25. As of February 10, 1997, the Company had not adopted an employee stock compensation plan. Certain officers of the Company participate in The Hartford's stock option plan.

Compensation costs allocated by The Hartford to the Company, as well as pro forma compensation costs as determined under SFAS No. 123, were immaterial to the results of operations for 1996 and 1995.

Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The new standard requires, among other things, that securities be classified as "held-to-maturity", "available-for-sale" or "trading" based on the Company's intentions with respect to

                             45   - PROSPECTUS
the ultimate disposition of the security and its ability to effect those intentions. The classification determines the appropriate accounting carrying value (cost basis or fair value) and, in the case of fair value, whether the fair value difference from cost, net of tax, impacts stockholder's equity directly or is reflected in the Consolidated Statements of Income. Investments in equity securities had previously been and continue to be recorded at fair value with the corresponding after-tax impact included in stockholder's equity. Under SFAS No. 115, the Company's fixed maturity investments are classified as "available-for-sale" and, accordingly, these investments are reflected at fair value with the corresponding impact included as a component of stockholder's equity designated as "Net unrealized capital gain (loss) on investments, net of tax." As with the underlying investment security, unrealized capital gains and losses on derivative financial instruments are considered in determining the fair value of the portfolios. The impact of adoption was an increase to stockholder's equity of $91 million. The Company's cash flows were not impacted by this change in accounting principle.

(C) REVENUE RECOGNITION

Revenues for universal life policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances and are recognized in the period in which services are provided. Premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders.

(D) FUTURE POLICY BENEFITS AND OTHER POLICYHOLDER FUNDS

Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued. Liabilities for universal life-type and investment contracts are stated at policyholder account values before surrender charges.

(E) DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs, including commissions and certain underwriting expenses associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, generally 20 years. Generally, acquisition costs are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates, when appropriate, and evaluates the recoverability of the deferred acquisition cost asset. When appropriate, management revises its assumptions on the estimated gross profits of these contracts and the cumulative amortization for the books of business are reestimated and readjusted by a cumulative charge or credit to income.

(F) POLICYHOLDER REALIZED CAPITAL GAINS AND LOSSES

Realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are excluded from revenues and deferred, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.

(G) FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity. Balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of international operations are generally their functional currencies.

(H) INVESTMENTS

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper which are classified as "available-for-sale" and accordingly are carried at fair value with the after-tax difference from cost reflected as a component of stockholder's equity designated as "Net unrealized capital gain (loss) on investments, net of tax". Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value with the after-tax difference from cost reflected in stockholder's equity. Policy and mortgage loans are each carried at their outstanding balance which approximates fair value. Investments in partnerships and trusts are carried at cost. Net realized capital gains (losses), after deducting the policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.

The Company's accounting policy for impairment recognition requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, the Company has established specific criteria to be used in the impairment evaluation of an individual portfolio of assets. Specifically, if the asset portfolio is supporting a runoff operation, is forced to be liquidated prior to maturity to meet liability commitments, and has fair value below amortized cost, which will not materially fluctuate as a result of future interest rate changes, then an other than temporary impairment condition has been determined to have occurred. Each individual security within that portfolio is evaluated to determine whether or not it is impaired. Once an impairment charge has been recorded, the Company then continues to review the individual impaired securities for appropriate valuation on an ongoing basis.

During 1996, it was determined that certain individual securities within the investment portfolio supporting the Company's closed block of guaranteed rate contracts ("Closed Book GRC") were impaired. With the initiation of certain hedge transactions,

                             46   - PROSPECTUS
which eliminated the possibility that the fair value of the Closed Book GRC investments would recover to their current amortized cost, an other than temporary impairment loss of $88 after tax was determined to have occurred and was recorded.

(I) DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses a variety of derivative financial instruments including swaps, caps, floors, forwards and exchange traded financial futures and options as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on anticipated investment purchases or existing assets and liabilities. The Company does not hold or issue derivative financial instruments for trading purposes. The Company's accounting for derivative financial instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts," SFAS No. 52, "Foreign Currency Translation", American Institute of Certified Public Accountants Statement of Position 86-2, "Accounting for Options", and various EITF pronouncements. Written options are, in all cases, used in conjunction with other assets and derivatives as part of the Company's asset/liability management strategies. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivatives used to hedge fixed maturities or equities are carried at fair value with the after-tax difference from cost reflected in stockholder's equity. Derivatives used to hedge other invested assets or liabilities are carried at cost.

Derivatives must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. The Company's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Derivatives used to create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Interest rate swaps are the primary type of derivatives used to convert London interbank offered quotations for U.S. dollar deposits ("LIBOR") based variable rate instruments to fixed rate instruments. Synthetic instrument accounting, consistent with industry practice, provides that the synthetic asset is accounted for like the financial instrument it is intended to replicate. Derivatives which fail to meet risk management criteria are marked to market with the impact reflected in the Consolidated Statements of Income.

Gains or losses on financial futures contracts entered into in anticipation of the future receipt of product cash flows are deferred and, at the time of the ultimate purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the futures contracts are closed, except for futures used in duration hedging which are deferred and are adjusted into the cost basis on a quarterly basis. The adjustments to the cost basis are amortized into investment income over the remaining asset life.

Open forward commitment contracts are marked to market through stockholder's equity. Such contracts are recorded at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of the forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

The cost of purchased options and/or premiums received on covered written options, entered into as part of an asset/liability management strategy, is/are adjusted into the cost basis of the underlying asset or liability and amortized over the remaining life of the hedge. Gains or losses on expiration or termination of the hedge are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life. The Company had no written options as of December 31, 1996 and 1995.

Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in earnings. Interest rate swaps purchased in anticipation of an asset purchase (an "anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized gain or loss.

Premiums paid on purchased floor or cap agreements and the premium received on issued floor or cap agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52.

(J) RELATED PARTY TRANSACTIONS

Transactions of the Company with HLA and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees and payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to

                             47   - PROSPECTUS
fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by Hartford Fire Insurance Company, an indirect subsidiary of The Hartford ("Hartford Fire"). Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on the type, are allocated based on either a percentage of direct expenses or on utilization. Indirect expenses allocated to the Company by Hartford Fire were $40, $45 and $41 in 1996, 1995 and 1994, respectively. Management of the Company believes that the methods used are reasonable. In addition, the Company was charged its share of costs allocated to The Hartford by ITT prior to the ITT Spin-off, which were immaterial in 1995 and 1994. The Company had a receivable from The Hartford of $1 and a payable to The Hartford of $2 at December 31, 1996 and 1995, respectively.
In 1996, the Company ceded approximately $33.3 billion of group life insurance in force and $318 million of disability premium to HLA and assumed $8.5 billion of individual life insurance in force from HLA.

On June 30, 1995, the ownership of ITT Lyndon Insurance Company was transferred to the Company via a capital contribution of $181 million, representing the net assets of the company. Also, in 1996, the Company received a capital contribution of $37.5 million from its parent HLA.

(K) DIVIDENDS TO POLICYHOLDERS
Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the life insurance subsidiaries of the Company. The participating insurance in force accounted for 44%, 41%, and 43% in 1996, 1995, and 1994, respectively, of total life insurance in force.

3. INVESTMENTS

(A) COMPONENTS OF NET INVESTMENT INCOME

                                   YEAR ENDED DECEMBER 31,
                               -------------------------------
                                 1996       1995       1994
                               ---------  ---------  ---------
Interest income..............  $   1,452  $   1,338  $   1,247
(Losses) income from other
 investments.................        (42)         1         54
                               ---------  ---------  ---------
Gross investment income......      1,410      1,339      1,301
Less: Investment expenses....         13         11          9
                               ---------  ---------  ---------
Net investment income........  $   1,397  $   1,328  $   1,292
                               ---------  ---------  ---------
                               ---------  ---------  ---------

(B) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                    YEAR ENDED DECEMBER 31,
                              -----------------------------------
                                1996        1995         1994
                              ---------     -----        -----
Fixed maturities............  $    (201)  $      23    $     (34)
Equity securities...........          2          (6)         (11)
Real estate and other.......         (4)        (25)          47
Less: (Increase) decrease in
 liability to policyholders
 for realized capital gains
 (losses)...................        (10)         (3)           5
                              ---------         ---          ---
Net realized capital
 (losses) gains.............  $    (213)  $     (11)   $       7
                              ---------         ---          ---
                              ---------         ---          ---

(C) NET UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES

                                      YEAR ENDED DECEMBER 31,
                               -------------------------------------
                                  1996         1995         1994
                                  -----        -----        -----
Gross unrealized gains.......   $      13    $       4    $       2
Gross unrealized losses......          (1)          (2)         (11)
                                       --           --
                                                                ---
Net unrealized capital gains
 (losses)....................          12            2           (9)
Deferred income tax liability
 (asset).....................           4            1           (3)
                                       --           --
                                                                ---
Net unrealized capital gains
 (losses), after tax.........           8            1           (6)
Balance beginning of year....           1           (6)          (5)
                                       --           --
                                                                ---
Change in net unrealized
 capital gains (losses) on
 investments.................   $       7    $       7    $      (1)
                                       --           --
                                       --           --
                                                                ---
                                                                ---

                             48   - PROSPECTUS

(D) NET UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES

                                                                                                       YEAR ENDED DECEMBER
                                                                                                               31,
                                                                                                       --------------------
                                                                                                         1996       1995
                                                                                                       ---------  ---------
Gross unrealized gains...............................................................................  $     386  $     529
Gross unrealized losses..............................................................................       (341)      (569)
Unrealized (gains) losses credited to policyholders..................................................        (11)       (52)
                                                                                                       ---------  ---------
Net unrealized capital gains (losses)................................................................         34        (92)
Deferred income tax liability (asset)................................................................         12        (34)
                                                                                                       ---------  ---------
Net unrealized capital gains (losses), after tax.....................................................         22        (58)
Balance beginning of year............................................................................        (58)      (648)
                                                                                                       ---------  ---------
Change in net unrealized capital gains (losses) on investments.......................................  $      80  $     590
                                                                                                       ---------  ---------
                                                                                                       ---------  ---------


                                                                                                         1994
                                                                                                       ---------
Gross unrealized gains...............................................................................  $     150
Gross unrealized losses..............................................................................     (1,185)
Unrealized (gains) losses credited to policyholders..................................................         37
                                                                                                       ---------
Net unrealized capital gains (losses)................................................................       (998)
Deferred income tax liability (asset)................................................................       (350)
                                                                                                       ---------
Net unrealized capital gains (losses), after tax.....................................................       (648)
Balance beginning of year............................................................................        161
                                                                                                       ---------
Change in net unrealized capital gains (losses) on investments.......................................  $    (809)
                                                                                                       ---------
                                                                                                       ---------

(E) COMPONENTS OF FIXED MATURITIES INVESTMENTS

                                                                                               AS OF DECEMBER 31, 1996
                                                                                          ---------------------------------
                                                                                                         GROSS UNREALIZED
                                                                                           AMORTIZED   --------------------
                                                                                             COST        GAINS     LOSSES
                                                                                          -----------  ---------  ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)......   $     166   $      12  $      (3)
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed...............................................................       1,970         161       (128)
States, municipalities and political subdivisions.......................................         373           6        (11)
International governments...............................................................         281          12         (4)
Public utilities........................................................................         877          12         (8)
All other corporate including international.............................................       4,656         120       (107)
All other corporate--asset-backed.......................................................       3,601          49        (59)
Short-term investments..................................................................       1,655          14        (21)
                                                                                          -----------  ---------  ---------
    Total fixed maturities..............................................................   $  13,579   $     386  $    (341)
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------


                                                                                               AS OF DECEMBER 31, 1995
                                                                                          ---------------------------------
                                                                                                         GROSS UNREALIZED
                                                                                           AMORTIZED   --------------------
                                                                                             COST        GAINS     LOSSES
                                                                                          -----------  ---------  ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)......   $     502   $       4  $      (9)
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed...............................................................       3,568         210       (387)
States, municipalities and political subdivisions.......................................         201           4         (3)
International governments...............................................................         291          19         (4)
Public utilities........................................................................         949          29         (2)
All other corporate including international.............................................       3,065          76        (55)
All other corporate--asset-backed.......................................................       5,056         187       (109)
Short-term investments..................................................................         808          --         --
                                                                                          -----------  ---------  ---------
    Total fixed maturities..............................................................   $  14,440   $     529  $    (569)
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------


                                                                                            FAIR
                                                                                            VALUE
                                                                                          ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)......  $     175
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed...............................................................      2,003
States, municipalities and political subdivisions.......................................        368
International governments...............................................................        289
Public utilities........................................................................        881
All other corporate including international.............................................      4,669
All other corporate--asset-backed.......................................................      3,591
Short-term investments..................................................................      1,648
                                                                                          ---------
    Total fixed maturities..............................................................  $  13,624
                                                                                          ---------
                                                                                          ---------

                                                                                            FAIR
                                                                                            VALUE
                                                                                          ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)......  $     497
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed...............................................................      3,391
States, municipalities and political subdivisions.......................................        202
International governments...............................................................        306
Public utilities........................................................................        976
All other corporate including international.............................................      3,086
All other corporate--asset-backed.......................................................      5,134
Short-term investments..................................................................        808
                                                                                          ---------
    Total fixed maturities..............................................................  $  14,400
                                                                                          ---------
                                                                                          ---------

                             49   - PROSPECTUS

The amortized cost and fair value of fixed maturities at December 31, 1996, by maturity, are shown below. Asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of such securities. These estimates are developed using prepayment speeds reported in broker consensus data and can be expected to vary from actual experience. Expected maturities differ from contractual maturities due to call or prepayment provisions.

        MATURITY          AMORTIZED COST  FAIR VALUE
------------------------  --------------  -----------
One year or less........    $    2,632     $   2,642
Over one year through
 five years.............         5,871         5,928
Over five years through
 ten years..............         3,320         3,311
Over ten years..........         1,756         1,743
                               -------    -----------
    Total...............    $   13,579     $  13,624
                               -------    -----------
                               -------    -----------

Sales of fixed maturities excluding short-term fixed maturities for the years ended December 31, 1996, 1995 and 1994 resulted in proceeds of $3,459, $4,848 and $5,708, respectively, resulting in gross realized capital gains of $87, $91 and $71, respectively, and gross realized capital losses (including investment writedowns) of $298, $72 and $100, respectively, not including policyholder gains and losses. Sales of equity securities for the years ended December 31, 1996, 1995 and 1994 resulted in proceeds of $74, $64 and $159, respectively, resulting in gross realized capital gains of $2, $28 and $3, respectively, and gross realized capital losses of $0, $59 and $14, respectively, not including policyholder gains and losses.

(F) CONCENTRATION OF CREDIT RISK

As of December 31, 1996, the Company had a reinsurance recoverable of $3.8 billion from Mutual Benefit Life Assurance Corporation ("Mutual Benefit"), supported by assets in a security trust of $3.8 billion (including policy loans of $3.3 billion). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with the Company as sole beneficiary. Excluding investments in U.S. government and agencies, the Company has no other significant concentrations of credit risk in fixed maturities.

(G) DERIVATIVE INVESTMENTS

Derivatives play an important role in facilitating the management of interest rate risk, creating opportunities to fund product obligations hedging against indexation risks that affect the value of certain liabilities and adjusting broad investment risk characteristics when dictated by significant changes in market risks. As an end user of derivatives, the Company uses a variety of derivative financial instruments, including swaps, caps, floors, forwards and exchange traded financial futures and options in order to hedge exposure to price, foreign currency and/or interest rate risk on anticipated investment purchases or existing assets and liabilities. The notional amounts of derivative contracts represent the basis upon which pay and receive amounts are calculated and are not reflective of credit risk for derivative contracts. Credit risk for derivative contracts is limited to the amounts calculated to be due to the Company on such contracts. The Company believes it maintains prudent policies regarding the financial stability and credit standing of its major counterparties and typically requires credit enhancement provisions to further limit its credit risk. Many of these derivative contracts are bilateral agreements that are not assignable without the consent of the relevant counterparty. Notional amounts pertaining to derivative financial instruments totaled $9.9 billion and $8.8 billion at December 31, 1996 and 1995, respectively ($7.4 billion and $7.1 billion related to life insurance investments and $2.5 billion and $1.7 billion related to life insurance liabilities at December 31, 1996 and 1995, respectively).

                             50   - PROSPECTUS

The following table summarizes the Company's derivatives, segregated by major categories, as of December 31, 1996 and 1995:

                                                                   AMOUNTS HEDGED (NOTIONAL AMOUNTS) (EXCLUDING LIABILITY HEDGES)
                                                                   ---------------------------------------------------------------
                                                                                            PURCHASED
                                                                     TOTAL    ISSUED CAPS   OPTIONS,                    INTEREST
                                                                   CARRYING        &         CAPS &                       RATE
1996                                                                 VALUE     FLOORS(C)    FLOORS(D)    FUTURES(E)     SWAPS(H)
-----------------------------------------------------------------  ---------  -----------  -----------  -------------  -----------
Asset-backed securities (excluding inverse floaters and
 anticipatory)...................................................  $   5,242   $     500    $   2,454     $      --     $     941
Inverse floaters(a)..............................................        352          98          856            --           346
Anticipatory(g)..................................................         --          --           --           132            --
Other bonds and notes............................................      7,369         425          440             5         1,079
Short-term investments...........................................        661          --           --            --            --
                                                                   ---------  -----------  -----------        -----    -----------
    Total fixed maturities.......................................     13,624       1,023        3,750           137         2,366
Equity securities, policy loans and other investments............      4,011          --           --            --            19
                                                                   ---------  -----------  -----------        -----    -----------
    Total investments............................................  $  17,635   $   1,023    $   3,750     $     137     $   2,385
                                                                   ---------  -----------  -----------        -----    -----------
                                                                   ---------  -----------  -----------        -----    -----------
    Total derivatives-fair value(b)..............................              $     (10)   $      35     $      --     $     (25)
                                                                              -----------  -----------        -----    -----------
                                                                              -----------  -----------        -----    -----------


                                                                   AMOUNTS HEDGED (NOTIONAL AMOUNTS) (EXCLUDING LIABILITY HEDGES)
                                                                   ---------------------------------------------------------------
                                                                                            PURCHASED
                                                                     TOTAL    ISSUED CAPS   OPTIONS,                    INTEREST
                                                                   CARRYING        &         CAPS &                       RATE
1995                                                                 VALUE     FLOORS(C)    FLOORS(D)    FUTURES(E)     SWAPS(H)
-----------------------------------------------------------------  ---------  -----------  -----------  -------------  -----------
Asset-backed securities (excluding inverse floaters and
 anticipatory)...................................................  $   5,764   $     118    $   3,133     $     322     $     290
Inverse floaters(a)..............................................        711         560          354             6           681
Anticipatory(g)..................................................         --          --           --           213            25
Other bonds and notes............................................      7,118          33           66           322           757
Short-term investments...........................................        807          --           --            --            --
                                                                   ---------  -----------  -----------        -----    -----------
    Total fixed maturities.......................................     14,400         711        3,553           863         1,753
Equity securities, policy loans and other investments............      3,865          --           --            --            18
                                                                   ---------  -----------  -----------        -----    -----------
    Total investments............................................  $  18,265   $     711    $   3,553     $     863     $   1,771
                                                                   ---------  -----------  -----------        -----    -----------
                                                                   ---------  -----------  -----------        -----    -----------
    Total derivatives-fair value(b)..............................              $     (32)   $      46     $      --     $    (108)
                                                                              -----------  -----------        -----    -----------
                                                                              -----------  -----------        -----    -----------


                                                                     FOREIGN       TOTAL
                                                                    CURRENCY     NOTIONAL
1996                                                                SWAPS(F)      AMOUNT
-----------------------------------------------------------------  -----------  -----------
Asset-backed securities (excluding inverse floaters and
 anticipatory)...................................................   $      --    $   3,895
Inverse floaters(a)..............................................          --        1,300
Anticipatory(g)..................................................          --          132
Other bonds and notes............................................         125        2,074
Short-term investments...........................................          --           --
                                                                        -----   -----------
    Total fixed maturities.......................................         125        7,401
Equity securities, policy loans and other investments............          --           19
                                                                        -----   -----------
    Total investments............................................   $     125    $   7,420
                                                                        -----   -----------
                                                                        -----   -----------
    Total derivatives-fair value(b)..............................   $      (9)   $      (9)
                                                                        -----   -----------
                                                                        -----   -----------

                                                                     FOREIGN       TOTAL
                                                                    CURRENCY     NOTIONAL
1995                                                                SWAPS(F)      AMOUNT
-----------------------------------------------------------------  -----------  -----------
Asset-backed securities (excluding inverse floaters and
 anticipatory)...................................................   $      --    $   3,863
Inverse floaters(a)..............................................          --        1,601
Anticipatory(g)..................................................          --          238
Other bonds and notes............................................         187        1,365
Short-term investments...........................................          --           --
                                                                        -----   -----------
    Total fixed maturities.......................................         187        7,067
Equity securities, policy loans and other investments............          --           18
                                                                        -----   -----------
    Total investments............................................   $     187    $   7,085
                                                                        -----   -----------
                                                                        -----   -----------
    Total derivatives-fair value(b)..............................   $     (24)   $    (118)
                                                                        -----   -----------
                                                                        -----   -----------

------------------------
(a) Inverse floaters are variations of collateralized mortgage obligations ("CMOs") for which the coupon rates move inversely with an index rate such as LIBOR. The risk to principal is considered negligible as the underlying collateral for the securities is guaranteed or sponsored by government agencies. To address the volatility risk created by the coupon variability, the Company uses a variety of derivative instruments, primarily interest rate swaps and purchased caps and floors.
(b) The fair value of derivative instruments including swaps, caps, floors, futures, options and forward commitments, was determined using a pricing model which is validated through quarterly comparison to dealer quoted market prices, for 1996 and dealer quoted prices for 1995.
(c) The 1996 data includes issued caps of $433 with a weighted average strike rate of 8.21% (ranging from 7.0% to 9.5%) and over 93% maturing in 2000 through 2005. In addition, issued floors totaled $590, had a weighted average strike rate of 5.17% (ranging from 5.00% to 7.85%) with all of them maturing by the end of 2005. The 1995 data includes issued caps of $475 with a weighted average strike rate of 8.5% (ranging from 7.0% to 10.4%) and over 85% maturing in 2000 through 2004. In addition, issued floors totaled $236, had a weighted average strike rate of 8.1% (ranging from 5.3% to 10.9%) and mature through 2007, with 76% maturing by 2004.
(d) The 1996 data includes purchased floors of $2.4 billion and purchased caps of $1.3 billion. The floors had a weighted average strike rate of 5.84% (ranging from 3.70% to 7.85%) and over 87% mature in 1997 through 1999. The options mature in 1997. The caps had a weighted average strike rate of 7.59% (ranging from 4.40% to 10.125%) and over 76% mature in 1997 through 2001. The 1995 data includes purchased floors of $1.8 billion and purchased caps of $1.7 billion. The floors had a weighted average strike price of 5.8% (ranging from 3.7% to 6.8%) and over 85% mature in 1997 through 1999. The caps had a weighted average strike price of 7.5% (ranging from 4.5% and 10.1%) and over 82% mature in 1997 through 1999.
(e) As of December 31, 1996 and 1995, over 39% and 95%, respectively, of the notional futures contracts, expire within one year.

                             51   - PROSPECTUS

(f) As of December 31, 1996 and 1995, over 42% and 25%, respectively, of the Company's foreign currency swaps, expire within one year; the balance mature over the succeeding 4 to 5 years.
(g) Deferred gains and losses on anticipatory transactions are included in the carrying value of bond investments in the Consolidated Balance Sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1996, the Company had $1 million in net deferred gains for futures, interest rate swaps and purchased options. The Company expects to basis adjust $1 million of the deferred gains in 1997. At December 31, 1995, the Company had $5.3 million in net deferred gains for futures, interest rate swaps and purchased options.
(h) The following table summarizes the maturities by notional value of interest rate swaps outstanding at December 31, 1996 and 1995, and the related weighted average interest pay rate or receive rate. The variable rates represent spot rates (primarily 90 day LIBOR), as of December 31, 1996 and 1995. Such variable rates have been calculated assuming that the spot rates remain unchanged throughout the life of the interest rate swaps.

1996                                                        1997         1998         1999         2000         2001
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                              $--         $50          $125          $35         $125
    Weighted Average Pay Rate                                    --          5.7 %        5.9 %        5.5 %        5.5%
    Weighted Average Receive Rate                                --          3.2 %         --          6.5 %        6.4%
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                              $86          $25         $486          $74         $582
    Weighted Average Pay Rate                                   7.5 %         --          6.4 %        6.7 %        7.0%
    Weighted Average Receive Rate                               5.6 %         --          5.6 %        5.7 %        6.2%
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                              $19          $15          $--         $200          $--
    Weighted Average Pay Rate                                   5.9 %        5.7 %         --          6.4 %         --
    Weighted Average Receive Rate                               3.7 %        5.5 %         --          5.0 %         --
    Total Interest Rate Swaps                                  $105          $90         $611         $309         $707
    Total Weighted Average Pay Rate                             7.2 %        5.7 %        6.3 %        6.4 %        6.7%
    Total Weighted Average Receive Rate                         5.2 %        3.8 %        4.3 %        5.4 %        6.3%


1995                                                        1996         1997         1998         1999         2000
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                             $15           $50          $--         $453          $31
    Weighted Average Pay Rate                                   5.0 %        7.2 %         --          8.1 %        7.1%
    Weighted Average Receive Rate                               5.8 %        5.9 %         --          5.8 %        5.7%
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                             $100          $68          $25          $25          $35
    Weighted Average Pay Rate                                   5.9 %        8.6 %        5.9 %         --          5.9%
    Weighted Average Receive Rate                               2.4 %        7.9 %        4.0 %         --          6.5%
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                              $50          $18          $36          $12         $200
    Weighted Average Pay Rate                                   5.8 %         --          3.7 %        3.5 %        4.5%
    Weighted Average Receive Rate                               5.4 %         --          5.6 %        5.2 %        6.8%
    Total Interest Rate Swaps                                  $165         $136          $61         $490         $266
    Total Weighted Average Pay Rate                             5.8 %        7.8 %        4.6 %        7.6 %        5.0%
    Total Weighted Average Receive Rate                         3.6 %        7.2 %        4.9 %        5.4 %        6.6%

                                                                                        LATEST
1996                                                      THEREAFTER       TOTAL       MATURITY
-------------------------------------------------------  -------------  -----------  ------------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                              $170          $505          2003
    Weighted Average Pay Rate                                    5.7  %        5.7 %
    Weighted Average Receive Rate                                6.9  %        4.7 %
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                              $349        $1,602          2007
    Weighted Average Pay Rate                                    6.9  %        6.8 %
    Weighted Average Receive Rate                                5.9  %        5.9 %
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                               $44          $278          2003
    Weighted Average Pay Rate                                   12.9  %        7.4 %
    Weighted Average Receive Rate                                6.4  %        5.2 %
    Total Interest Rate Swaps                                   $563        $2,385          2007
    Total Weighted Average Pay Rate                              7.0  %        6.6 %
    Total Weighted Average Receive Rate                          6.3  %        5.5 %
                                                                                        LATEST
1995                                                      THEREAFTER       TOTAL       MATURITY
-------------------------------------------------------  -------------  -----------  ------------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                              $229          $778          2004
    Weighted Average Pay Rate                                    7.8  %        7.8 %
    Weighted Average Receive Rate                                5.9  %        5.9 %
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                              $190          $443          2007
    Weighted Average Pay Rate                                    5.4  %        5.4 %
    Weighted Average Receive Rate                                6.9  %        6.9 %
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                              $234          $550          2004
    Weighted Average Pay Rate                                   16.3  %        5.7 %
    Weighted Average Receive Rate                                5.9  %        6.4 %
    Total Interest Rate Swaps                                   $653        $1,771          2007
    Total Weighted Average Pay Rate                              7.3  %        6.9 %
    Total Weighted Average Receive Rate                          6.3  %        5.8 %

In addition, interest rate sensitivity related to certain Company insurance liabilities was altered primarily through interest rate swap agreements. The notional amount of the liability agreements in which the Company generally pays one variable rate in exchange for another was $2.4 billion and $1.7 billion at December 31, 1996 and 1995, respectively. As of December 31, 1996, the weighted average pay rate was 5.6% and the weighted average receive rate was 6.5%. These agreements mature at various times through 2001.

                             52   - PROSPECTUS

A reconciliation between notional amounts at December 31, 1995 and 1996 by derivative type and strategy is as follows:

                                                                                           BY DERIVATIVE TYPE
                                                                    ----------------------------------------------------------------
                                                                        12/31/95                     MATURITIES/       12/31/96
                                                                     NOTIONAL AMOUNT    ADDITIONS   TERMINATIONS    NOTIONAL AMOUNT
                                                                    -----------------  -----------  -------------  -----------------
Caps..............................................................      $   2,184       $   1,286     $   1,715        $   1,755
Floors............................................................          2,180           2,053         1,065            3,168
Options...........................................................             --              10            --               10
Swaps/Forwards....................................................          3,566           3,989         2,694            4,861
Futures...........................................................            863           2,092         2,818              137
                                                                           ------      -----------       ------           ------
    Total.........................................................      $   8,793       $   9,430     $   8,292        $   9,931
                                                                           ------      -----------       ------           ------
                                                                           ------      -----------       ------           ------


                                                                                              BY STRATEGY
                                                                    ----------------------------------------------------------------
                                                                        12/31/95                     MATURITIES/       12/31/96
                                                                     NOTIONAL AMOUNT    ADDITIONS   TERMINATIONS    NOTIONAL AMOUNT
                                                                    -----------------  -----------  -------------  -----------------
Liability.........................................................      $   1,708       $   1,940     $   1,137        $   2,511
Anticipatory......................................................            238             516           622              132
Asset.............................................................          2,984           1,265         2,137            2,112
Portfolio.........................................................          3,863           5,709         4,396            5,176
                                                                           ------      -----------       ------           ------
    Total.........................................................      $   8,793       $   9,430     $   8,292        $   9,931
                                                                           ------      -----------       ------           ------
                                                                           ------      -----------       ------           ------

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                            AS OF DECEMBER 31,    AS OF DECEMBER 31,
                                                                                   1996                  1995
                                                                           --------------------  --------------------
                                                                           CARRYING     FAIR     CARRYING     FAIR
                                                                            AMOUNT      VALUE     AMOUNT      VALUE
                                                                           ---------  ---------  ---------  ---------
ASSETS
  Fixed maturities.......................................................  $  13,624  $  13,624  $  14,400  $  14,400
  Equity securities......................................................        119        119         63         63
  Policy loans...........................................................      3,836      3,836      3,381      3,381
  Mortgage loans.........................................................          2          2        265        265
  Investments in partnerships and trust..................................         48         48         94         97
  Other..................................................................          6         56         62         62
LIABILITIES
  Other policy benefits..................................................  $  11,707  $  11,469  $  12,727  $  12,767

The following methods and assumptions were used to estimate the fair value of each class of financial instrument: fair value for fixed maturities and equity securities approximate those quotations published by applicable stock exchanges or received from other reliable sources; policy and mortgage loan carrying amounts approximate fair value; investments in partnerships and trusts are based on external market valuations from partnership and trust managements; fair value of derivative instruments, including swaps, caps, floors, futures, and forward commitments, is determined by using a pricing model which is validated through quarterly comparison to dealer quoted market prices; and other policy benefits payable for investment type contracts are determined by estimating future cash flows discounted at the year end market rate.

4. INCOME TAX

Hartford Life and The Hartford have entered into a tax sharing agreement under which each member, including the Company, in the consolidated U.S. federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by Hartford Life for the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate federal, state and local income tax returns.

As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a consolidated federal income tax return. The Company will continue to remit to (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. The Company's effective tax rate was 35%, 32% and 32% in 1996, 1995 and 1994, respectively.

                             53   - PROSPECTUS

Income tax expense was as follows:

                                       FOR THE YEARS ENDED DECEMBER
                                                    31,
                                      -------------------------------
                                        1996       1995       1994
                                      ---------  ---------  ---------
 Current............................  $     122  $     211  $     185
  Deferred..........................       (102)      (149)      (120)
                                      ---------  ---------  ---------
    Total...........................  $      20  $      62  $      65
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

A reconciliation of the tax provision at the U.S. federal statutory rate to the provision for income taxes was as follows:

                                       FOR THE YEARS ENDED DECEMBER
                                                    31,
                                      -------------------------------
                                        1996       1995       1994
                                      ---------  ---------  ---------
 Tax provision at U.S. statutory
  rate..............................  $      20  $      67  $      71
  Tax-exempt income.................         --         (3)        (3)
  Foreign tax credit................         --         (4)        (1)
  Other.............................         --          2         (2)
                                      ---------  ---------  ---------
    Total...........................  $      20  $      62  $      65
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

Income taxes paid were $189, $162 and $244 in 1996, 1995 and 1994, respectively. The current tax refund due from The Hartford to the Company was $72 and $8 as of December 31, 1996 and 1995, respectively.

Deferred tax assets (liabilities) included the following:

                                                     AS OF
                                                  DECEMBER 31,
                                              --------------------
                                                1996       1995
                                              ---------  ---------
Tax return deferred acquisition costs.......  $     514  $     410
Financial statement deferred acquisition
 costs and reserves.........................       (242)       138
Employee benefits...........................          8          8
Unrealized (gain) loss on investments.......        (16)        32
Investments and other.......................        210       (168)
                                              ---------  ---------
    Total...................................  $     474  $     420
                                              ---------  ---------
                                              ---------  ---------

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In such circumstances, the deferred income was accumulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1996 was $37.

5. REINSURANCE

The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve the Company of its primary liability. The Company also assumes insurance from other insurers.

Life insurance net retained premiums were comprised of the following:

                                      YEAR ENDED DECEMBER 31,
                                  -------------------------------
                                    1996       1995       1994
                                  ---------  ---------  ---------
Gross premiums..................  $   1,834  $   1,545  $   1,316
Insurance assumed...............        173        591        299
Insurance ceded.................       (302)      (649)      (515)
                                  ---------  ---------  ---------
    Total.......................  $   1,705  $   1,487  $   1,100
                                  ---------  ---------  ---------
                                  ---------  ---------  ---------

Life reinsurance recoveries, which reduced death and other benefits, for the years ended December 31, 1996, 1995 and 1994 approximated $140, $220 and $164, respectively.

In December 1994, the Company ceded to a third party $1.0 billion in individual fixed and variable annuities on a modified coinsurance basis. In December 1995, the Company ceded approximately $1.2 billion in individual variable annuities on a modified coinsurance basis to a third party. These transactions did not have a material impact on consolidated net income.

In May 1994, the Company assumed the life insurance policies and the individual annuities of Pacific Standard with reserves and account values of approximately $434 million. The Company received cash and investment grade assets to support the life insurance and individual annuity contract obligations assumed.

6. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

The Company's employees are included in Hartford Fire's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of the Company's group pension contracts. The cost to the Company was approximately $5, $2 and $2 in 1996, 1995 and 1994, respectively.

The Company also provides, through Hartford Fire, certain health care and life insurance benefits for eligible retired employees. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. The Company's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average Company contributions. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial for 1996, 1995 and 1994, respectively.

                             54   - PROSPECTUS

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 9.3% for 1996, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of the covered employees.

7. BUSINESS SEGMENT INFORMATION
The Company sells financial products such as fixed and variable annuities, retirement plan services, and life insurance on both an individual and a group basis. The Company divides its core businesses into three segments: Investment Products, Individual Life Insurance and Employee Benefits. In addition, the Company also maintains a corporate operation and also classifies certain of its business as Runoff operations. The Investment Products segment offers individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services, mutual funds, investment management services and other financial products. The Individual Life Insurance segment sells a variety of individual life insurance products, including variable life, universal life, and interest-sensitive whole life policies. The Employee Benefits segment sells corporate owned life insurance. Through its corporate operation, the Company reports net investment income on assets representing surplus not assigned to any of its business segments and certain other revenues and expenses not specifically allocable to any of its business segments. The Company's Runoff operations are comprised of Closed Book GRC. With the exception of Closed Book GRC, net realized capital gains and losses are recognized in the period of realization but are allocated to the segments utilizing durations of the segment portfolios.

                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                      1996       1995       1994
                                    ---------  ---------  ---------
REVENUES
  Investment Products.............  $   1,013  $     759  $     594
  Individual Life Insurance.......        440        383        375
  Employee Benefits...............      1,366      1,273        919
  Corporate Operations............         81         52         30
  Runoff Operations...............        (11)       337        481
                                    ---------  ---------  ---------
    Total Revenues................  $   2,889  $   2,804  $   2,399
                                    ---------  ---------  ---------
                                    ---------  ---------  ---------


                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                      1996       1995       1994
                                    ---------  ---------  ---------
INCOME BEFORE INCOME TAX EXPENSE
  Investment Products.............  $     230  $     172  $     127
  Individual Life Insurance.......         68         56         39
  Employee Benefits...............         43         37         27
  Corporate Operations............         65         16          8
  Runoff Operations...............       (348)       (90)         2
                                    ---------  ---------  ---------
    Income Before Income Tax
     Expense......................  $      58  $     191  $     203
                                    ---------  ---------  ---------
                                    ---------  ---------  ---------

                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                      1996       1995       1994
                                    ---------  ---------  ---------
ASSETS
  Investment Products.............  $  53,743  $  40,624  $  29,115
  Individual Life Insurance.......      3,753      3,173      2,808
  Employee Benefits...............     14,515     13,494      7,847
  Corporate Operations............      1,891      1,729        822
  Runoff Operations...............      3,667      5,177      7,257
                                    ---------  ---------  ---------
    Total Assets..................  $  77,569  $  64,197  $  47,849
                                    ---------  ---------  ---------
                                    ---------  ---------  ---------

8. STATUTORY NET INCOME AND SURPLUS

   A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 1997, without prior approval, is estimated to be $121 million. Statutory net income and surplus as of and for the years ended December 31 were:

                            1996       1995       1994
                          ---------  ---------  ---------
Statutory net income....  $     144  $     112  $      58
Statutory surplus.......  $   1,207  $   1,125  $     941

The insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules.

9. SEPARATE ACCOUNTS

The Company maintained separate account assets and liabilities totaling $49.7 billion and $36.3 billion at December 31, 1996 and 1995, respectively, which are reported at fair value. Separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39.4 billion and $25.9 billion at December 31, 1996 and 1995,

                             55   - PROSPECTUS
respectively, wherein the policyholder assumes the investment risk, and guaranteed separate account assets totaling $10.3 billion at December 31, 1996 and 1995, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category are policy loans totaling $2.0 billion and $1.7 billion at December 31, 1996 and 1995, respectively. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income. Separate account management fees, net of minimum guarantees, were $538, $387 and $256 in 1996, 1995 and 1994, respectively.

The guaranteed separate accounts include modified guaranteed individual annuity and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.53% at December 31, 1996. The assets that support these liabilities were comprised of $10.2 billion in fixed maturities at December 31, 1996. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. To minimize the risk of disintermediation associated with early withdrawals, individual annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $0.1 billion in carrying value and $2.4 billion in notional amounts at December 31, 1996.

10. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws existing in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. The Company paid guaranty fund assessments of approximately $11, $10 and $8 in 1996, 1995 and 1994, respectively, of which $5, $6 and $4 were estimated to be creditable against premium taxes.

The Company is a defendant in various lawsuits arising in the ordinary course of business. In the opinion of management, the resolution of these matters is not expected to have a material adverse effect on the Company's business, financial position, or results of operations.

The rent paid to Hartford Fire for the space occupied by the Company was $3 in 1996, 1995, and 1994. The Company expects to pay annual rent of $7 in 1997, 1998, and 1999, respectively, $12 in 2000 and 2001, and $96 thereafter, over the remaining term of the sublease, which expires on December 31, 2009. Rental expense is recognized on a level basis over the term of the sublease and amounted to approximately $8 in 1996, 1995 and 1994.

11. SUBSEQUENT EVENTS

On February 10, 1997, Hartford Life filed a registration statement with the Securities and Exchange Commission relating to the U.S. and international offerings of shares of Class A common stock (the "Equity Offerings") representing up to 20% ownership of Hartford Life. After completion of the Equity Offerings, The Hartford would own all of the shares of Class B Common Stock (after reclassification of Hartford Life's common stock into Class B Common Stock prior to March 31, 1997). Hartford Life intends to use the estimated net proceeds of the Equity Offerings to make a capital contribution to its insurance subsidiaries, to reduce its third-party indebtedness and for other general corporate purposes.

The Hartford has advised the Company that its current intent is to continue to beneficially own at least 80% of Hartford Life, but it is under no contractual obligation to do so, except for a limited period. Provided that The Hartford continues to beneficially own at least 80% of the combined voting power or the value of the outstanding capital stock of Hartford Life, Hartford Life will be included for federal income tax purposes in the controlled group of which The Hartford is the common parent. Each member of a controlled group is jointly and severally liable for pension funding and pension termination liabilities of each other member of the controlled group, as well as certain benefit plan taxes. Accordingly, the Company could be liable for pension funding, pension termination liabilities and certain other pension related excise taxes as well as other taxes of another member of The Hartford controlled group in the event any such liability is incurred, and not discharged, by such other member.

In connection with the proposed Equity Offerings, Hartford Life plans to enter into formal agreements, including a master intercompany agreement, investment management agreements and a new tax sharing agreement, with The Hartford covering such matters as corporate services, approval of certain corporate activities, registration rights, owned and leased space, allocation of expenses, taxes and liabilities, investment advisory services, use of trademarks and certain other corporate matters. As part of the master intercompany agreement, Hartford Life would agree to remit to The Hartford 30% of any shared liabilities for which The Hartford is responsible in respect of the ITT Spin-off, 30% of any taxes which may be assessed to The Hartford relating to the ITT Spin-off and will indemnify The Hartford for certain other tax liabilities. As of December 31, 1996 there was no known liability associated with the ITT Spin-off. Such agreements are meant to maintain the relationship between Hartford

                             56   - PROSPECTUS

Life and The Hartford in a manner consistent in all material respects with past practice. As a result, management believes these agreements should not have a material impact on the results of operations of the Company.

In addition, under insurance company holding laws, agreements between Hartford Life's insurance subsidiaries and The Hartford must be fair and reasonable and may be subject to the approval of applicable insurance commissioners. The agreements will be intended to maintain the relationship between Hartford Life and The Hartford in a manner generally consistent with past practices. However, none of these arrangements will result from arm's-length negotiations and, therefore, the prices charged to Hartford Life and its subsidiaries for services provided under these arrangements may be higher or lower than prices that may be charged by third parties.

                             57   - PROSPECTUS

Hartford Life Insurance Company and Subsidiaries
      --------------------------------------------------------------------

  SCHEDULE I -- SUMMARY OF INVESTMENTS (OTHER THAN INVESTMENTS IN AFFILIATES)
                            AS OF DECEMBER 31, 1996
                                 (IN MILLIONS)

                                                                                                                      AMOUNT AT
                                                                                                        ESTIMATED    WHICH SHOWN
                                                                                                          FAIR           ON
TYPE OF INVESTMENT                                                                            COST        VALUE     BALANCE SHEET
------------------------------------------------------------------------------------------  ---------  -----------  -------------
Fixed Maturities
Bonds and Notes
  U.S. Government and government agencies and authorities
   (guaranteed sponsored).................................................................  $     166   $     175     $     175
  U.S. Government and government agencies and authorities
   (guaranteed sponsored)--asset-backed...................................................      1,970       2,003         2,003
States, municipalities and political subdivisions.........................................        373         368           368
International governments.................................................................        281         289           289
Public utilities..........................................................................        877         881           881
All other corporate including international...............................................      4,656       4,669         4,669
All other corporate--asset-backed.........................................................      3,601       3,591         3,591
Short-term investments....................................................................      1,655       1,648         1,648
                                                                                            ---------  -----------  -------------
Total Fixed Maturities....................................................................  $  13,579   $  13,624     $  13,624
Equity Securities
Common Stocks--industrial, miscellaneous, and all other...................................        110         119           119
Total Fixed Maturities and Equity Securities..............................................  $  13,689   $  13,743     $  13,743
Other Investments
Policy Loans..............................................................................      3,836       3,836         3,836
Mortgage Loans............................................................................          2           2             2
Investments in partnerships and trusts....................................................         48          48            48
Futures, options, and miscellaneous.......................................................          6          56             6
Total Other Investments...................................................................      3,892       3,942         3,892
                                                                                            ---------  -----------  -------------
Total Investments.........................................................................  $  17,581   $  17,685     $  17,635
                                                                                            ---------  -----------  -------------
                                                                                            ---------  -----------  -------------

Note: The fair values for short-term investments approximate cost.

                             58   - PROSPECTUS

Hartford Life Insurance Company and Subsidiaries
      --------------------------------------------------------------------

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (IN MILLIONS)

                                                                                  FUTURE POLICY
                                                                                BENEFITS, UNPAID     OTHER POLICY
                                                                                   CLAIMS AND         CLAIMS AND      PREMIUMS AND
                                                             DEFERRED POLICY    CLAIM ADJUSTMENT       BENEFITS           OTHER
SEGMENT                                                     ACQUISITION COSTS       EXPENSES            PAYABLE      CONSIDERATIONS
----------------------------------------------------------  -----------------  -------------------  ---------------  ---------------
1996
Investment Products.......................................      $   2,030           $   1,554          $   6,599        $     536
Individual Life Insurance.................................            730                 346              2,160              287
Employee Benefits.........................................             --                 381              9,834              881
Corporate Operations......................................             --                  --                 --               --
Runoff Operations.........................................             --                  --              3,541                1
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $   2,760           $   2,281          $  22,134        $   1,705
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------

1995
Investment Products.......................................      $   1,561           $   1,314          $   6,204        $     319
Individual Life Insurance.................................            615                 706              1,932              246
Employee Benefits.........................................             12                 325              9,285              922
Corporate Operations......................................             --                  --                 --               --
Runoff Operations.........................................             --                  28              5,177               --
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $   2,188           $   2,373          $  22,598        $   1,487
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------

1994
Investment Products.......................................      $   1,244           $     895          $   4,617        $     263
Individual Life Insurance.................................            565                 582              2,543              268
Employee Benefits.........................................             --                 369              6,911              569
Corporate Operations......................................             --                  --                 --               --
Runoff Operations.........................................             --                  44              7,257               --
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $   1,809           $   1,890          $  21,328        $   1,100
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------


                                                                                BENEFITS CLAIMS,    AMORTIZATION OF
                                                              NET REALIZED          AND CLAIM       DEFERRED POLICY
                                                            CAPITAL (LOSSES)       ADJUSTMENT         ACQUISITION     DIVIDENDS TO
SEGMENT                                                           GAINS             EXPENSES             COSTS        POLICYHOLDERS
----------------------------------------------------------  -----------------  -------------------  ---------------  ---------------
1996
Investment Products.......................................      $      --           $     451          $     175        $      --
Individual Life Insurance.................................             --                 245                 59               --
Employee Benefits.........................................             --                 546                 --              635
Corporate Operations......................................              6                  --                 --               --
Runoff Operations.........................................           (219)                293                 --               --
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $    (213)          $   1,535          $     234        $     635
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------

1995
Investment Products.......................................      $      --           $     349          $     117        $      --
Individual Life Insurance.................................             --                 127                 70               --
Employee Benefits.........................................             --                 496                 --              675
Corporate Operations......................................            (11)                 33                 --               --
Runoff Operations.........................................             --                 417                 12               --
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $     (11)          $   1,422          $     199        $     675
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------

1994
Investment Products.......................................      $      --           $     383          $      90        $      --
Individual Life Insurance.................................             --                 179                 51               --
Employee Benefits.........................................             --                 376                 --              419
Corporate Operations......................................              7                  --                 --               --
Runoff Operations.........................................             --                 467                  4               --
                                                                   ------              ------            -------           ------
Consolidated Operations...................................      $       7           $   1,405          $     145        $     419
                                                                   ------              ------            -------           ------
                                                                   ------              ------            -------           ------


                                                                 NET
                                                             INVESTMENT
SEGMENT                                                        INCOME
----------------------------------------------------------  -------------
1996
Investment Products.......................................    $     477
Individual Life Insurance.................................          153
Employee Benefits.........................................          485
Corporate Operations......................................           75
Runoff Operations.........................................          207
                                                                 ------
Consolidated Operations...................................    $   1,397
                                                                 ------
                                                                 ------
1995
Investment Products.......................................    $     436
Individual Life Insurance.................................          137
Employee Benefits.........................................          351
Corporate Operations......................................           67
Runoff Operations.........................................          337
                                                                 ------
Consolidated Operations...................................    $   1,328
                                                                 ------
                                                                 ------
1994
Investment Products.......................................    $     330
Individual Life Insurance.................................          108
Employee Benefits.........................................          350
Corporate Operations......................................           23
Runoff Operations.........................................          481
                                                                 ------
Consolidated Operations...................................    $   1,292
                                                                 ------
                                                                 ------

                                                                OTHER
SEGMENT                                                       EXPENSES
----------------------------------------------------------  -------------
1996
Investment Products.......................................    $     156
Individual Life Insurance.................................           68
Employee Benefits.........................................          143
Corporate Operations......................................           16
Runoff Operations.........................................           44
                                                                 ------
Consolidated Operations...................................    $     427
                                                                 ------
                                                                 ------
1995
Investment Products.......................................    $     115
Individual Life Insurance.................................           55
Employee Benefits.........................................          138
Corporate Operations......................................           11
Runoff Operations.........................................           (2)
                                                                 ------
Consolidated Operations...................................    $     317
                                                                 ------
                                                                 ------
1994
Investment Products.......................................    $     (31)
Individual Life Insurance.................................          107
Employee Benefits.........................................          100
Corporate Operations......................................           43
Runoff Operations.........................................            8
                                                                 ------
Consolidated Operations...................................    $     227
                                                                 ------
                                                                 ------

                             59   - PROSPECTUS

Hartford Life Insurance Company and Subsidiaries
      --------------------------------------------------------------------

                           SCHEDULE IV -- REINSURANCE
                                 (IN MILLIONS)

                                                                                                                PERCENTAGE OF
                                                    GROSS         CEDED TO        ASSUMED FROM       NET       AMOUNT ASSUMED
                                                    AMOUNT    OTHER COMPANIES   OTHER COMPANIES     AMOUNT         TO NET
                                                  ----------  ----------------  ----------------  ----------  -----------------
Year Ended December 31, 1996
Life Insurance in Force.........................  $  177,094     $  106,146        $   31,957     $  102,905          31.1%
                                                  ----------       --------           -------     ----------
Insurance Revenues
  Life Insurance and Annuities..................  $    1,801     $      298        $      169     $    1,672          10.1%
  Accident and Health Insurance.................          33              4                 4             33          12.1%
                                                  ----------       --------           -------     ----------
Total...........................................  $    1,834     $      302        $      173     $    1,705          10.1%
                                                  ----------       --------           -------     ----------
                                                  ----------       --------           -------     ----------
For the Year Ended December 31, 1995
Life Insurance in Force.........................  $  182,716     $  112,774        $   26,996     $   96,938          27.8%
                                                  ----------       --------           -------     ----------
Insurance Revenues
  Life Insurance and Annuities..................  $    1,232     $      325        $      574     $    1,481          38.8%
  Accident and Health Insurance.................         313            324                17              6         283.3%
                                                  ----------       --------           -------     ----------
Total...........................................  $    1,545     $      649        $      591     $    1,487          39.7%
                                                  ----------       --------           -------     ----------
                                                  ----------       --------           -------     ----------
For the Year Ended December 31, 1994
Life Insurance in Force.........................  $  136,929     $   87,553        $   35,016     $   84,392          41.5%
                                                  ----------       --------           -------     ----------
Insurance Revenues
  Life Insurance and Annuities..................  $    1,008     $      211        $      294     $    1,091          26.9%
  Accident and Health Insurance.................         308            304                 5              9          55.6%
                                                  ----------       --------           -------     ----------
Total...........................................  $    1,316     $      515        $      299     $    1,100          27.2%
                                                  ----------       --------           -------     ----------
                                                  ----------       --------           -------     ----------

                             60   - PROSPECTUS